As filed with the Securities and Exchange Commission on April 28, 2004.

File No. 333-41667

File No. 811-09020

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 12 To Registration Statement No. 333-41667

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 9

C.M. Life Variable Life Separate Account I

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

140 Garden Street, Hartford, CT 06154

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Robert Liguori

Senior Vice President

C.M. Life Insurance Company

140 Garden Street

Hartford, CT 06154

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2004 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on                  pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ this post effective amendment designates a new effective date for a previously filed post effective amendment.

CROSS REFERENCE

REQUIRED BY FORM N-6

N-6 Item	Caption in Prospectus
1	Cover Page; Back Cover

2	Summary of Benefits and Risks

3	Fee Tables

4	The Separate Account; The Company; Underlying Funds

5	Charges and Deductions

6	Description of Owner, Insured, and Beneficiary;
Policy Transactions; Death Benefit; Premiums; Other
Information; Other Benefits Available Under the Policy

7	Purchasing a Policy; Premiums; Policy Value

8	Death Benefit; Policy Value

9	Surrenders; Withdrawals; Your Right to Cancel

10	Loans

11	Policy Termination and Reinstatement

12	Federal Income Tax Considerations

13	Legal Proceedings

14	Financial Statements

Caption in Statement of Additional Information
15	Cover Page; Table of Contents

16	The Company; The Separate Account

17	Services

18	Not Applicable

19	Additional Information About the Operation of the Contracts and the Registrant

20	Underwriters

21	Additional Information About Charges

22	Not Applicable

23	Not Applicable

24	Financial Statements

25	Performance Data

26	Not Applicable

Survivorship Variable Universal Life (SVUL)

Issued by C.M. Life Insurance Company

C.M. Life Variable Life Separate Account I

This prospectus describes a survivorship, flexible premium, adjustable, variable life insurance policy (the policy) issued by C.M. Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on two insureds. In some states the coverage may be issued by certificate under a group contract.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, C.M. Life Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any account value allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. C.M. Life no longer offers this policy for sale.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2004. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2004

Survivorship Variable Universal Life (SVUL)

i

C.M. Life Variable Life Separate Account I

The following funds are offered through the C.M. Life Variable Life Separate Account I. You may invest in any of the listed funds as well as the guaranteed principal account.

AIM Variable Insurance Funds1

INVESCO VIF — Financial Services Fund (Series I)

INVESCO VIF — Health Sciences Fund (Series I)

INVESCO VIF — Technology Fund (Series I)

American Century® Variable Portfolios, Inc.

American Century® VP Income & Growth Fund

American Century® VP Value Fund

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)

American Funds® Growth-Income Fund (Class 2)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series

MFS® New Discovery Series

MML Series Investment Fund

MML Blend Fund

MML Emerging Growth Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Equity Index Fund (Class II)

MML Growth Equity Fund

MML Inflation-Protected Bond Fund

MML Large Cap Value Fund

MML Managed Bond Fund

MML Money Market Fund

MML OTC 100 Fund

MML Small Cap Equity Fund

MML Small Cap Growth Equity Fund

MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA

Scudder Investment VIT Funds

Scudder VIT Small Cap Index Fund

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

1	Prior to May 1, 2004, known as INVESCO Variable Investment Funds, Inc.

C.M. Life Variable Life Separate Account I

ii

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words, or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	25
Administrative Office	i
attained age	26
contestable period	9
division	3, 17
expense premium	5
face amount	12
general investment account	17
good order	14
grace period	26
guarantee period	26
guarantee premium	26
initial face amount	12
issue date	15
monthly charge date	37
net investment experience	25
net premium	14
net surrender value	31
planned premium	13
policy date	15
policy debt	31
policy debt limit	32
register date	15
safety test	26
valuation date	15
7-pay test	43

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the second death occurs.

COVERAGE ON THE LIFE OF TWO INSUREDS	The policy provides lifetime insurance protection on the lives of the two insureds named in the policy. We will pay a death benefit when the second death occurs.

CHOICE OF DEATH BENEFIT OPTIONS

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1.  Level Option: The current face amount.

2.  Return of Account Value Option: The current face amount plus the account value of the policy.

3.  Return of Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

RIGHT TO RETURN THE POLICY	You had a limited period of time after the policy was issued during which you could cancel the policy and receive a refund.

VARIABLE INVESTMENT CHOICES	The policy offers a choice of 40 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.

GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.

FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount;

• change the beneficiary;

• change your investment selections.

TRANSFERS	Within limitations, you may transfer funds among the investment divisions and the guaranteed principal account. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.

SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its net surrender value. You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values and may reduce the face amount of the policy and does not have to be paid back.

LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.

SAFETY TEST	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments and there are no outstanding loans on the policy.

ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.

TAX BENEFITS	You are not generally taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.

ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in your variable investment divisions.

SUITABILITY	Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.

EARLY SURRENDER	If you surrender your policy you will be subject to surrender charges during the first 10 policy years and during the first 10 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.

TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges (or it exceeds its debt limit). Before the policy terminates, however, you receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.

LIMITATIONS ON ACCESS TO CASH VALUE

•  Withdrawals were not available during the 1st policy year.

•  A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

•  We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

•  The minimum withdrawal is $100, including the $25 withdrawal fee.

•  The maximum withdrawal is 75% of the net surrender value.

LIMITATIONS ON TRANSFERS

•  Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

•  We reserve the right to limit transfers to one every 90 days.

•  We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. Taking a loan will have a permanent effect on the policy’s net surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.

ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59 1/2, may be subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy and if you surrender the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium, take account value out of the policy, transfer account value, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge[1]	When you pay premium.	Coverage Years 1-10 13% of each premium payment up to and including the expense premium; 3% of any premium payment in excess of the expense premium. Coverage Years 11+ 3% of the premium payment	All Coverage Years 13% of each premium payment up to and including the expense premium; 3% of any premium payment in excess of the expense premium.

Surrender Charges[2,3,4]	When you surrender the policy for its net surrender value.	First Coverage Year[5] Current Range of Rates per $1000 of face amount • $3.21 – $49.86	First Coverage Year[5] Maximum Range of Rates per $1000 of face amount • $3.21 – $49.86
Charge may also apply at the time of an elected decrease in face amount.

Surrender charge for a 65 year old male, and a 65 year old female, both non-tobacco users, both in the standard risk class, with death benefit option 1.[2,3],4	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year[4,6] Rate per $1000 of face amount • $25.67	First Coverage Year[4,6] Rate per $1000 of face amount • $25.67

Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	$25 per withdrawal

1	The expense premium referenced in the table is used to determine premium expense charges. Additional information on how this charge is calculated can be found in the Charges and Deductions section of this prospectus. For the initial face amount, the expense premium is based on the issue ages, genders, and risk classifications of the insureds. For each increase in the face amount, the expense premium is based on the ages, genders, and risk classifications of the insureds on the effective date of the increase. The expense premium is shown in the policy.

Examples of expense premiums are shown in the following table. An example of how the expense premium is used to determine your premium expense charge is located in the Charges and Deductions, Transaction Charges section, under Deductions from Premiums.

Per $1000 of Face Amount. Both Insureds are in the Preferred, Non-Tobacco Risk Class
Ages	Male / Female	Ages	Male / Female

25 /25	$5.23	55 / 55	$19.09

35 / 35	$7.73	85 /85	$120.05

2	The rates vary by the insureds’ genders, issue ages, and risk classifications, and by the year of coverage. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.

Fee Tables

3	Surrender charges generally apply for the first 10 years of a segment’s coverage. They decrease each year and in any year will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	6.50

2.90		7.40

3.80		8.30

4.70		9.20

5.60		10.10

4	Under certain circumstances, the surrender charge may not apply when exchanging an existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.
5	Coverage Years 2-10: The prior year surrender charge reduced by 10% of the first-year surrender charge.
6	The rates shown for the “representative insureds” are first year rates only.

Fee Tables

Periodic Charges Other Than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Insurance charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.00 — $70.83[2,3]	Maximum Range of Rates per $1000 of Insurance Risk • $0.00 — $83.33[2,3]

Insurance charge for a 65-year-old male, and a 65-year-old female, both non-tobacco users, both in the standard risk class, with death benefit option 1.	Monthly, on the policy’s monthly charge date.	Rate per $1000 of Insurance Risk • $0.02[1,2,3,4]	Rate per $1000 of Insurance Risk • $0.02[1,2,3,4]

Administrative Charge	Monthly, on the policy’s monthly charge date.	Policy Years Rate 1-10 $12 per policy 11+ $6 per policy	All Policy Years $12 per policy per month

Mortality & Expense Risk Charge	Daily	Annual Rates 0.25% of the policy’s average daily net assets in the Separate Account	Annual Rates 0.90% of the policy’s average daily net assets in the Separate Account

Face Amount Charge	Monthly, on the policy’s monthly charge date.	Rates per $1000 of the face amount. Range of Cov. Years Current Rates 1-10 $0.13 11+ $0.00	Rates per $1000 of the face amount. Range of Cov. Years Max Rates 1-10 $0.13 11+ $0.00

Loan Interest Rate Expense Charge	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Policy Years Rates 1-10 ..50% 11+ .25%	All Policy Years 2.0%

Rider Charges
Estate Protection Rider	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.00 — $14.97[2,3]	Maximum Range of Rates per $1000 of Insurance Risk • $0.00 — $14.97[2,3]

Rider charge for a 65-year-old male, and a 65-year-old female, both non-tobacco users, both in the standard risk class, with death benefit option 1.	Monthly, on the policy’s monthly charge date.	Rate per $1000 of Insurance Risk • $0.02[1,2,3,4]	Rate per $1000 of Insurance Risk • $0.02[1,2,3,4]

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insureds’ genders, issue ages, and risk classifications, and by the year of coverage. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
2	The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables.
3	Monthly insurance charges beyond the younger insured’s attained age 99 are equal to the charges at attained age 99.
4	The rates shown for the “representative insureds” are first year rates only.

Fee Tables

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2003. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in the second table below and in each fund’s prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	2.28%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2003.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
American Century® VP Income & Growth Fund	0.70%	0.00%	—	0.70%
American Century® VP Value Fund[1]	0.95%	0.00%	—	0.95%
American Funds® Asset Allocation Fund (Class 2)	0.40%	0.02%	0.25%	0.67%
American Funds® Growth-Income Fund (Class 2)	0.33%	0.01%	0.25%	0.59%
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.58%	0.09%	—	0.67%[2]
Franklin Small Cap Value Securities Fund (Class 2)	0.57%	0.19%	0.25%[3]	1.01%[4]
Goldman Sachs VIT Capital Growth Fund	0.75%	0.68%	—	1.43%[5]
INVESCO VIF–Financial Services Fund (Series I)	0.75%	0.36%	—	1.11%[6,7]
INVESCO VIF–Health Sciences Fund (Series I)	0.75%	0.33%	—	1.08%[6,7]
INVESCO VIF–Technology Fund (Series I)	0.75%	0.41%	—	1.16%[6,7,8]
Janus Aspen Balanced Portfolio (Service)	0.65%	0.02%	0.25%[9]	0.92%
MFS® Investors Trust Series	0.75%	0.12%	—	0.87%[10]
MFS® New Discovery Series	0.90%	0.14%	—	1.04%[10]
MML Blend Fund	0.39%	0.03%	—	0.42%[11]
MML Emerging Growth Fund	1.05%	1.23%	—	2.28%[11]
MML Enhanced Index Core Equity Fund	0.55%	0.25%	—	0.80%[11]
MML Equity Fund	0.39%	0.02%	—	0.41%[11]
MML Equity Index Fund (Class II)	0.10%	0.23%	—	0.33%[12]
MML Growth Equity Fund	0.80%	0.48%	—	1.28%[11]
MML Inflation-Protected Bond Fund	0.60%	0.18%	—	0.78%[11]
MML Large Cap Value Fund	0.80%	0.12%	—	0.92%[11]
MML Managed Bond Fund	0.45%	0.01%	—	0.46%[11]
MML Money Market Fund	0.48%	0.04%	—	0.52%[11]
MML OTC 100 Fund	0.45%	0.77%	—	1.22%[11]
MML Small Cap Equity Fund	0.65%	0.08%	—	0.73% [11]
MML Small Cap Growth Equity Fund	1.07%	0.18%	—	1.25% [11]
MML Small Company Opportunities Fund	1.05%	0.13%	—	1.18% [11]
Oppenheimer Aggressive Growth Fund/VA	0.68%	0.02%	—	0.70%
Oppenheimer Bond Fund/VA	0.71%	0.02%	—	0.73%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.02%	—	0.67%
Oppenheimer Global Securities Fund/VA	0.63%	0.05%	—	0.68%
Oppenheimer High Income Fund/VA	0.73%	0.03%	—	0.76%

Fee Tables

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Oppenheimer International Growth Fund/VA	1.00%	0.12%	—	1.12%
Oppenheimer Main Street Fund®/VA	0.68%	0.02%	—	0.70%
Oppenheimer Strategic Bond Fund/VA	0.72%	0.03%	—	0.75%
Scudder VIT Small Cap Index Fund	0.35%	0.26%	—	0.61%[13]
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	—	0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	—	0.85%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%
Templeton Foreign Securities Fund (Class 2)	0.69%	0.22%	0.25%	1.16%[4]

1	This Fund has a stepped fee schedule. As a result, the Fund’s management fee rate generally decreases as the Fund’s assets increase.
2	A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund’s expenses. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. This offset may be discontinued at any time.
3	While the maximum amount payable under the Fund’s Class 2 rule 12b-1 plan is 0.35% per year of the Fund’s Class 2 average annual net assets, the Fund’s Board of Trustees (Board) has set the current rate at 0.25% per year.
4	The Manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission. If this reduction were reflected, total net fund operating expenses would be: 0.99% for the Franklin Small Cap Value Securities Fund and 1.12% for the Templeton Foreign Securities Fund.
5	Goldman Sachs Funds Management, L.P., a subsidiary of The Goldman Sachs Group, Inc., was renamed Goldman Sachs Asset Management, L.P. (“GSAM”) effective at the end of April 2003 and assumed Goldman, Sachs & Co.’s (“Goldman Sachs”) investment advisory responsibilities under its Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Capital Growth Fund. The fees payable under the Agreement, and the personnel who manage the Fund, did not change as a result of GSAM’s assumption of responsibilities. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolios. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets. Additionally, the adviser has voluntarily agreed to limit “Other Expenses” (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Effective December 22, 2003, the adviser has agreed to reduce the “Other Expense” limitation, as defined above, for the Goldman Sachs VIT Capital Growth Fund, would be 0.11% of the Fund’s average daily net assets, resulting in total expense for such fund at a rate no higher than 0.90%. The Adviser has contractually agreed to maintain these expense limitation reductions through June 30, 2005.
6	The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.
7	The Fund’s adviser is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund’s adviser pursuant to expense limitation commitments between the Fund’s adviser and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund’s adviser incurred the expense.
8	As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund’s Total Annual Operating Expenses have been restated to reflect current expenses.
9	Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
10	Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. “Other Expenses” do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Net Expenses” would be lower for certain series and would equal 1.03% for MFS® New Discovery Series.
11	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2005. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.71%, 0.91%, 0.56%, 1.18% and 1.16%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Equity Fund in 2003.
12	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .05% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual. Currently, these expenses are less than this amount. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II shares. If this table had reflected this waiver, the Total Net Operating Expenses would have been 0.28%.
13	Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45%.

(See the fund prospectuses for more information.)

Fee Tables

The Company

C.M. Life Insurance Company (“C.M. Life” or the “Company”) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

In this prospectus we will also refer to C.M. Life as “the Company”, “we”, “us”, or “our”.

The Company’s home office is located in Hartford, CT.

The Survivorship Variable Universal Life Policy

General Overview

The policy is a contract between you (the owner) and C.M. Life. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the second death occurs.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option if either insured is attained age 85 or older. This flexibility allows you to meet changing insurance needs under a single life insurance policy.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary depending on the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

While the policy is in force, it provides lifetime insurance protection on the two insureds named in the policy. When the second death occurs, if the policy is still in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

The Company/The Survivorship Variable Universal Life Policy

Owner, Insured, Beneficiary

Owner

The owner is the person who applied for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

A survivorship policy has two insureds. The insureds are the persons on whose lives the policy is issued. You named the insureds in the application for the policy. We did not issue a policy if:

•	Either insured was younger than 18,
•	The older insured was age 91 or older, or
•	The younger insured was age 86 or older.

Before issuing a policy, we required evidence to determine the insurability of both insureds. This usually required a medical examination.

Beneficiary

In the application, you named a beneficiary to receive any death benefit. Unless an irrevocable beneficiary has been named or an assignment is in effect, you can change the beneficiary at any time before the second death occurs by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named or an assignment is in effect, the owner must have the beneficiary’s or assignee’s consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

If no beneficiary is living when the second death occurs, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Owner, Insured, Beneficiary

Purchasing a Policy and Your Right to Cancel

Purchasing A Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum initial face amount of a policy was, and is $100,000. The owner selected, within our limits, the policy’s face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial face amount is the face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insureds’ risk classifications. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

Policies generally were issued with values that vary based on the genders of the insureds. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the genders of the insureds. Policies issued in Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right To A “Free Look”

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it within 10 days of receiving it. If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state, however, the following information will give you a general understanding of our refund procedures if you cancel your policy.

In most states refunded the policy’s account value less any withdrawals and any policy debt. In these states, if your premium is received in good order, it is allocated to your investment choices on the day after the policy’s issue date.

In certain other states refunded the premium paid less withdrawals and debt, and a few states require we refund your full premium. In those states your premium payment is held in the Money Market division of the separate account during the free look period.

To cancel the policy, you had to return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices.

Purchasing a Policy and Your Right to Cancel

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	face amount,
•	the insureds’ genders,
•	the insureds’ issue ages,
•	the insureds’ risk classifications,
•	policy charges,
•	death benefit option, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

All premium payments should be sent to us either at our Administrative Office or at the address shown on the premium notice.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial face amount and death benefit option,
•	the issue ages, genders, and risk classifications of the insureds, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly check service).

The amount of the planned premium and premium frequency you selected when you applied for the policy are shown on your policy’s specifications page(s). We send you premium notices based on your selections.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You can discontinue this service by contacting our Administrative Office.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while at least one of the insureds is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. You may, however, elect to set-up a “Planned Premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

The minimum premium payment we will accept is $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If so, we will follow these procedures:

•	For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a MEC, unless you’ve previously told us in writing that you want your policy to become a MEC. We will refund any remaining premium that we cannot apply and return it to you.
•	If we receive this subsequent premium payment within 21 days prior to your policy anniversary date and we have billed you for a planned premium due on or about the policy anniversary date, this premium payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.

Premiums

•	If we receive the subsequent premium payment within 10 days prior to your policy anniversary date and we’ve billed you for a planned premium due on or about the policy anniversary date, such premium payment will not be in good order and we’ll hold this premium payment. We will credit it to your policy on the policy anniversary date. If the policy anniversary date is not a valuation date, then the payment will be credited on the next valuation date following your policy anniversary. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet their definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the target premium for the policy (the target premium is used to determine commission payments and is based on the issue ages, genders and risk classifications of the insureds);

(b)	the amount of premium paid in the preceding policy year; or

(c)	the highest premium payment amount that would not increase the insurance risk.

If you chose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or

(b)	the Guideline Premium Test amount that will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

How and When Your Premium Is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the premium expense charge.

Good order means that all the necessary documents and forms are complete and in our possession. Premiums that cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

You must set your net premium allocation in terms of whole-number percentages that add up to 100%.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment

Premiums

earnings and interest credited on your policy account value.

The issue date is the date we actually issued the policy. The policy date normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a policy date earlier than the date we received your payment, interest accrued from the date we received your premium payment.

The register date is the first date premiums were allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also have been a valuation date.

Allocation of Initial and Subsequent Net Premiums

We allocated any net premiums received on or before the issue date of the policy to our general investment account. We paid interest on these amounts at the then current guaranteed principal account rate.

If we received the net premium on or before the issue date, interest began to accrue as of the later of the policy date or the date we received the net premium. In most cases, because the policy date is the same date as the issue date, interest accrues for one day before being allocated to the divisions and the guaranteed principal account.

These amounts were allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If the state in which you live requires us to refund the policy’s account value, less any withdrawals and any policy debt, the register date was the valuation date that was on, or next follows, the later of:

a.	the day after the issue date of the policy, or

b.	the day we received the first premium payment in good order.

If you live in a state that requires us to refund either your full premium, or the premium you paid less withdrawals and less debt:

1.	The register date was the valuation date that was on, or next followed, the later of:

•	The day after the end of the right to return period; or
•	The day we received the first premium in good order.

2.	We allocated existing values, held as of the policy’s issue date, to the Money Market division on the first valuation date after the issue date. (The existing values at that time would have been any money taken with the application for the policy less any applicable charges.); and

3.	We allocated any net premiums received after the issue date, but before the register date, to the Money Market division.

We will apply your subsequent premium payments on the valuation date we receive them, in good order, at our Administrative Office or at the address shown on the premium notice. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment, in good order on a non-valuation date or after the close of a valuation date, we will apply the payment on the next valuation date.

A valuation date is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.

Premiums

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a SVUL policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

Depending on the state of issue we may hold your initial net premium payments in the Money Market division until the Right to Return period is completed.

Your Premium
You make a premium payment
We deduct a Premium Expense Charge
Net Premium
We allocate the net premium to the investment options you choose.
The fund deducts advisory fees and other fund expenses from the portfolios
Guaranteed Principal Account
We hold amounts you allocate to this option in the general investment account
Variable Investment Options
We hold amounts you allocate to these options ("divisions") in the Separate Account
Separate Account SVUL Segment
The variable investment divisions invest in the fund's portfolios
Loan Account
Accumulated value set aside to secure a policy loan
We deduct mortality and expense risk charge daily
The loan interest rate expense charge reduces the interest credited on the loan account
We credit or debit investment earnings or losses
We deduct
- insurance charge
- administrative charge
- face amount charge
- rider charges
We make monthly deductions
We take processing fees for certain transactions
We deduct a processing fee for each withdrawal, decrease in face amount, and a one-time processing fee for exercising certain riders
Account Value
Death Benefit
We pay your selected death benefit less any outstanding policy debt
If you surrender your policy
We deduct any policy debt and any applicable surrender charges

Premiums

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities laws and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the C.M. Life Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on February 2, 1995, according to the laws of the State of Connecticut. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the SVUL policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the SVUL policies.

We have established a segment within the Separate Account to receive and invest premium payments for the SVUL policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the SVUL segment of the Separate Account.

Currently, the SVUL segment of the Separate Account is divided into 40 divisions, subject to state availability. Each division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the SVUL policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policyowners do not invest directly into the underlying funds. Instead, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares, the Company owns the Separate Account.

Investment Choices

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus.

The Company has entered into arrangements with the investment adviser, sub-adviser, distributor, and/or affiliated companies of many of the investment funds listed below. These arrangements may result in payment to the Company for providing administrative, marketing, or other support services to the funds. The payments may be used for any corporate purpose, including the payment of expenses that the Company incurs in promoting, issuing, distributing and administering the policies.

The arrangements with the investment funds may vary and may include payments made due to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The payments are generally based on an annual percentage of the average net assets held by the Company and its affiliates in that fund. Currently, on an annual basis, the payments range from 0.08% to 0.30% of the assets of the investment fund that are attributed to the policies. These payments may be significant.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds[1]

INVESCO VIF-Financial Services Fund (Series I)	Adviser: A I M Advisors, Inc. (“AIM”)[2] Sub-Adviser: INVESCO Institutional (N.A.), Inc.	Seeks capital growth. The Fund normally invests 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial-services sector.

INVESCO VIF-Health Sciences Fund (Series I)	Adviser: A I M Advisors, Inc. (“AIM”)[2] Sub-Adviser: INVESCO Institutional (N.A.), Inc.	Seeks capital growth. The Fund normally invests 80% of its net assets in the equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care.

INVESCO VIF-Technology Fund (Series I)	Adviser: A I M Advisors, Inc. (“AIM”)[2] Sub-Adviser: INVESCO Institutional (N.A.), Inc.	Seeks capital growth. The Fund normally invests 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.

American Century® Variable Portfolios, Inc.

American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. Income is a secondary objective. The Fund pursues a total return and dividend yield that exceed those of the S&P 500® Index[3] by investing in stocks of companies with strong expected returns.

American Century VP Value Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

Fidelity® Variable Insurance Products (“VIP”) Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company (“FMR”) Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The Fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments; Potentially using other investment strategies to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values.

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A	Seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The Fund invests in small companies that the Fund’s manager believes are undervalued.

Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	Seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Sub-Adviser: N/A	Seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital with a secondary objective to seek reasonable current income. It normally invests at least 65% of its net assets in common stocks and related securities with a focus on companies with larger market capitalizations.

MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation.

MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to out-perform the total return performance of its benchmark index, the S&P 500® Index[3], while maintaining risk characteristics similar to those of the benchmark.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund (Continued)

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[3].

MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	Seeks long-term growth of capital.

MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income.

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity.

MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund (Continued)

MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP	Seeks long-term capital appreciation.

MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Sub-Adviser, David L. Babson & Company Inc. (“Babson”), to be realistically valued.

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a secondary objective to seek capital appreciation when consistent with its primary objective.

Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The Fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.

Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.

Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.

Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Scudder Investment VIT Funds

Scudder VIT Small Cap Index Fund	Adviser: Deutsche Asset Management, Inc. (“DeAM”) Sub-Adviser: Northern Trust Investments, Inc.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Index[4], which emphasizes stocks of small U.S. companies.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital growth through investment in common stocks of large and medium-sized blue chip growth companies.

T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks substantial dividend income and long-term capital growth through investment in common stocks of established companies.

T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index.[4]

1	Prior to May 1, 2004, known as INVESCO Variable Investment Funds, Inc.
2	Prior to May 1, 2004, INVESCO Funds Group, Inc. was the Fund’s adviser.
3	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
4	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.

Investment Choices

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the guaranteed principal account (“GPA”). You may also transfer value from the Separate Account to the GPA.

Amounts allocated to the GPA become part of our general investment account. Neither our general investment account nor the GPA is registered under federal or state securities law. Our general investment account consists of all assets owned by us other than those in the SVUL Separate Account or our other separate accounts. Subject to applicable law, we have sole discretion over the investment of assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, and
•	the policy loan rate less the current loan interest rate expense charge.

We may credit a higher rate of interest at our discretion.

Investment Choices

Policy Value

How The Value of your Policy is Calculated

The value of your policy is called its account value. The account value has two components:

1.	the variable account value, and

2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account;
•	the net investment experience of the Separate Account, and
•	loans deducted from the Separate Account.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation at interest of:

•	net premiums allocated to the general investment account and the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA from the Separate Account; minus
•	amounts transferred or withdrawn from the GPA; minus
•	monthly charges and surrender charges deducted from the GPA, and plus
•	interest previously credited to the fixed account value.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is transferred to the divisions and the GPA according to your current premium allocation instructions.

Policy Value

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments necessarily guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	Its account value on a monthly charge date cannot cover the monthly charges due; and
•	The safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	The policy debt equals or exceeds the account value, less surrender charges and less any monthly charges due.

Safety Test

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. The safety test can be met only if there are no outstanding loans on the policy and only during the guarantee period(s) stated in the policy.

Each guarantee period has an associated monthly guarantee premium. The amount of the guarantee premium depends on:

•	the insureds’ issue ages,

•	the insureds’ genders,
•	the insureds risk classifications,
•	the current face amount, and
•	the death benefit option in effect at the time.

For each guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

Equals or exceeds,

(B)	The total of all monthly guarantee premiums due since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two guarantee periods:

•	The first guarantee period is the first 20 policy years or, if less, to attained age 90 of the younger insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)
•	The second guarantee period is to attained age 100 of the younger insured.

Both guarantee periods begin on your policy date. Guarantee periods may vary by state.

Example:

Assume your policy is in the first guarantee period and the first guarantee premium is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, and
•	31 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the second insured dies during this period and the necessary premium has not been paid, we

Policy Value

will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it;
•	five years have passed since it terminated, or
•	an insured has died since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that each insured living when the policy terminated is still insurable; and

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy after You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the premium expense charge and any monthly charges then due. Surrender charges will apply as if the policy had not terminated. If the surrender charge was taken when the policy terminated, however, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period.

Policy Value

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective on the next valuation date.

We do not charge for transfers.

You can make transfers by sending us a written request on our Transfer of Values Request form. You may also make transfers by telephone or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions, therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years, then

You may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year. In this situation, you must transfer the full amount (less any policy debt) out of the guaranteed principal account in one transaction.

Limits on Frequent Trading and Market-Timing Activity

This policy and its investment options are not designed to serve as vehicles for what we determine to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not engage in these activities. Therefore, organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or employ a market timing strategy and curtail their trading in every instance.

If we, or the investment adviser to any of the funds available with this policy, determine that a policyowner’s transfer patterns reflect frequent trading or employment of a market timing

Policy Transactions

strategy, we will take restrictive action. Such action includes, but is not limited to:

•	not accepting transfer instructions from a policyowner or other person authorized to conduct a transfer;
•	restricting the ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium;
•	limiting the amount of transfer requests that can be made during a policy year; and
•	requiring the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, we will return the policy value to the investment option from which the transfer was attempted as of the valuation date your transfer request is rejected. We may, among other things, then require you to resubmit the rejected transfer by regular mail only.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these provisions.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on your investment returns. It is an automated transfer program.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. (See the Transfers section for information on limits on transfers from the GPA.)

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If, on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will automatically terminate and your DCA transfers will not occur.

To elect DCA, complete our Dollar Cost Averaging Request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may specify a termination date for DCA, if you wish to do so. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification. We do not charge you to participate in the Dollar Cost Averaging program.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that maintains specified ratios of account values among your selected portfolio rebalancing divisions.

Over time, varying investment performance among divisions may cause the ratios of your account value in those selected divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among these selected divisions so that their account value will again match the ratios you set.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing Request form and send it to us for processing. You can also elect Portfolio

Policy Transactions

Rebalancing on our website, subject to certain restrictions. You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification. We do not charge you to participate in the Portfolio Rebalancing program.

Example:

Assume that you want your initial net premium payment split between four divisions: the MML Managed Bond Fund, the MML Blend Fund, the MML Equity Fund, and the Oppenheimer Aggressive Growth Fund/VA.

You have also completed a Portfolio Rebalancing form indicating that you want the values in the MML Managed Bond Fund and the Oppenheimer Aggressive Growth Fund/VA rebalanced quarterly as follows:

•	60% in the MML Managed Bond Fund; and
•	40% in the Oppenheimer Aggressive Growth Fund/VA.

Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 80% of the value of the two funds in your Portfolio Rebalancing Program.

On the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund and use the money to buy more units in the Oppenheimer Aggressive Growth Fund/VA to bring the ratio of the two funds back to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal. You can make a withdrawal by sending us a written request on our Partial Withdrawal Request form.

You must state in your request from which investment options you want the withdrawal made and the percentage or dollar amount you want withdrawn from each. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment option.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. It may also reduce your policy’s face amount. If the policy’s face amount is decreased because of a withdrawal, surrender charges will not apply.

If you have chosen death benefit option 1 or 3, we will reduce the face amount of your policy by the amount of the withdrawal unless we receive evidence, satisfactory to us, that the insured(s) is still insurable.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the Death Benefit section.)

We may not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum initial face amount. Withdrawals may have adverse tax consequences.

Withdrawals will be effective on the valuation date we receive your fully completed withdrawal form in good order at our Administrative Office. We will pay any withdrawal amounts within 7 days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations.)

Policy Transactions

Surrenders

You may surrender your policy to us at any time while the policy is in force and either insured is alive. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. We will pay any surrender amounts within 7 days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations.)

The policy terminates as of the effective date of the surrender and cannot be reinstated. Surrendering the policy may result in adverse tax consequences.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply, and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans and it may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so. We will deduct any outstanding debt from the proceeds payable at death or the surrender of the policy.

We currently allow loans in all policy years, however, we reserved the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is calculated as follows:

•	90% of

a.	the policy’s current account value, minus

b.	any current applicable surrender charge,

•	less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it will reduce the death proceeds, and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

The risks that can result from taking a policy loan may be reduced if you repay the policy debt.

Loan Procedures

Requesting a Loan

•	You may take a loan by completing a Loan Request form and sending it to our Administrative Office.
•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your Loan Request form and all other required documents in good order at our Administrative Office. On the effective date of the loan, we deduct proportionate accumulation units from the divisions you have selected and, if applicable, the guaranteed principal account (excluding any outstanding loans), and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Policy Transactions

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest rate earned on any outstanding loan is applied to the divisions of the Separate Account according to the values in them at that time. If you have no value in the separate account at that time, then the interest earned on any outstanding loan remains in the GPA.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 5% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; and
ii.	4%.

If the maximum rate is less than .5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least .5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those divisions and added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the guaranteed principal account in proportion to the non-loaned account value in each.

Effect of a Loan on the Values of the Policy

A policy loan affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your policy debt limit is reached when total policy debt equals or exceeds the account value less surrender charges.

Repayment of Loans

You may repay all or part of your policy debt at any time while either insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment.

We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order.

Any loan repayment you make within 30 days of the policy anniversary date will first pay policy loan interest due. We will allocate any other loan repayment first to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account.

We will allocate additional loan repayments based on your premium allocation in effect at that time. You must clearly identify the payment as a loan repayment or we will consider it a premium payment.

We will deduct any outstanding policy debt from the proceeds payable on the second death or when you surrender the policy.

Policy Transactions

Death Benefit

If both insureds die while the policy is in force, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of the second death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date the second death occurs.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued.

Cash Value Accumulation Test. Under this test the minimum death benefit is equal to a multiple of the account value. The multiple factor depends on the insureds’:

•	genders,
•	attained ages, and
•	tobacco classifications.

Guideline Premium Test. Under this test the minimum death benefit also is equal to a multiple of the account value, but the multiple factor varies only by the attained age of the younger insured.

The multiple factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early policy years, the Cash Value Accumulation Test might have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test might have been more appropriate. You should have reviewed policy illustrations of both approaches with your financial representative to determine how the policy would work under each test, and which was best for you.

Death Benefit Options

When you applied for the policy you chose one of three death benefit options. These are:

•	Option 1 — The benefit is the greater of:

(a)	The face amount on the date of the second death; or

(b)	The minimum death benefit on the date of the second death.

•	Option 2 — The benefit is the greater of:

(a)	The face amount plus the account value on the date of the second death, or

(b)	The minimum death benefit on the date of the second death.

•	Option 3 — The benefit is the greater of:

(a)	The face amount plus the premiums paid (less any premiums refunded) to the date of the second death; or

(b)	The minimum death benefit on the date of the second death.

You should note that death benefit option 2 is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses.

Right to Change the Death Benefit Option

After the first policy year, generally you may change the death benefit option while both insureds are living. However no change will be permitted if:

•	The attained age of either insured is 85 or older;
•	Only one of the insureds is alive.

Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

Death Benefit

You must send us a written request to change your death benefit option. We do not currently require evidence of insurability. We do, however, reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change.

The change in death benefit option will be effective on the monthly charge date that is on or precedes the date we receive the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change, and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum initial face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a MEC may effect your tax situation.

Increases in Face Amount. To increase the policy face amount, you must provide us with a written application and evidence the insureds are still insurable.

An increase in face amount may not be:

•	less than $50,000, or
•	made after the younger insured reaches attained age 85, or
•	after the older insured reaches attained age 90, if earlier.

If the net surrender value is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Additional face amount charges will apply for each face amount increase you elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 10 years of the segment’s coverage.

Decreases in Face Amount. You may decrease the face amount at any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. If you decrease the policy face amount, we cancel all or part of your face amount segments, and a surrender charge may apply.

A decrease will reduce the face amount in the following order:

(a)	the face amount of the most recent increase, then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial face amount.

You may not decrease the face amount if the decrease would result in a face amount of less than the minimum initial face amount ($100,000).

Face amount decreases will be effective on the date we receive your written request for the decrease.

Decreases in the policy’s face amount may have adverse tax consequences.

Death Benefit

When We Pay Death Benefit Proceeds

If the policy has not terminated and it is determined that the claim is valid, we normally pay the death benefit within seven days after we receive all required documents, in good order, at our Administrative Office.

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”.

We may also investigate death claims beyond a two-year contestable period. We generally determine whether the claim is valid within five days after we receive the information from a completed investigation.

We can delay payment of the death benefit payments during periods when:

i.	It is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	Trading is restricted by the SEC;

iii.	The SEC declares an emergency exists; or

iv.	The SEC, by order, permits us to delay payment in order to protect our owners,

And if,

•	The period begins on or before the date of the second death; and
•	The amount of the death benefit is based on the variable account value of the policy as of the date of the second death.

We will pay interest on the death benefit from the date of the second death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	Installments for a specified period;
•	Installments for a specified amount;

•	As a life income;
•	As a life income with payments guaranteed for the amount applied;
•	As a joint lifetime income with reduced payments to the survivor;
•	Interest on the benefit amount.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy will terminate and a refund will be made.

•	If the death occurs within two years after the issue date, the refund will be limited to the sum of all premiums paid less any withdrawals and any policy debt.
•	If the death occurs within two years after reinstatement of the policy, the refund will be limited to the sum of the premium paid to reinstate and all premiums paid thereafter, less withdrawals after reinstatement and any policy debt at the time of death.
•	If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), the refund attributed to the increase will be limited to the sum of the monthly charges made for the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

If an insured’s age or gender is misstated in the policy application, we may adjust the face amount. The adjustment will reflect the amount provided by the most recently monthly insurance charges using the correct ages and genders. If the adjustment is made while either insured is living, monthly charges after the adjustment will be based on the correct ages and genders.

Death Benefit

Charges and Deductions

We deduct the following charges from the policy. In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct during policy years 1-10 is 13% of premium up to and including the expense premium and 3% of premium over the expense premium. The current premium expense charge we deduct during policy years 11 and beyond is 3% of premium. The maximum premium expense charge we can deduct is 13% of premium up to and including the expense premium and 3% of premium in excess of the expense premium.

Example:

Assume the policy is in its third policy year and the expense premium is 4580.

Now assume that you make a premium payment of $3000. Your premium expense charge is 13% of your premium payment up to and including the policy’s expense premium. Since your premium payment is less than the policy’s expense premium of 4508, your premium expense charge will be $390 (13% x $3000).

If your premium payment had been $5000, it would have exceeded the expense premium by $492 ($5000 — 4508). Consequently, your premium expense charge would have been $610.16:

•	13% of $4580 ($595.40) plus
•	3% of $492 ($14.76).

If you have increased the policy face amount, the expense premium used for this charge is the total of the expense premiums for the initial face amount and for all increases.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The current loan interest rate expense charge is .50% in policy years 1 through 10, and .25% in policy years 11 and beyond. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. Generally, these charges will apply during:

•	the first 10 years of coverage, and
•	the first 10 years after each increase in face amount.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insureds’ ages, genders, risk classifications, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Charges and Deductions

Your policy’s surrender charges will be listed in your contract. After the first coverage year, the surrender charge grades down each year by 10% of the first year surrender charge.

In no case will the surrender charge ever exceed $50 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a partial surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the partial surrender charge would be greater than the account value (less debt) of the policy, we set the partial surrender charge equal to the account value (less debt) on the date of the surrender.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We may charge a one-time processing fee for some riders.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date.

The monthly charge date is the date on which monthly charges for the policy are due. The first monthly charge date was the policy date. Subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge. The current administrative charge is $12 per policy, per month during policy years 1-10, and $6 per policy per month during policy years 11 and beyond. The maximum administrative charge is $12 per policy, per month.

Face Amount Charge. The maximum monthly face amount charge is $.13 per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. The charge is assessed during the first ten years of each segment’s coverage.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the ages, genders (unless the unisex rates are used), and risk classifications of the persons insured by the policy.

Charges and Deductions

Your policy’s actual or current insurance charge rates are based on the insureds’ issue ages (and ages at increase, if applicable), risk classes, and genders (unless unisex rates are used). These rates generally increase as the insureds’ ages increase. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the insurance charge is calculated.

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on the first day of each policy month by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698;
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2: We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on the first day of each policy month. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2: We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge. We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of an insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata

Charges and Deductions

basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have enough value in your selected option on any monthly charge date to cover the monthly charges then due, the deduction for that date will revert to the pro rata basis. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charges are deducted from the Separate Account daily:

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current percentage is .25% in all policy years. The maximum annual percentage is .90% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies. We will make these variations only in accordance with uniform rules we establish.

Charges and Deductions

Other Benefits Available Under The Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, however, we may charge a one-time fee when you exercise the rider.

If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

Following is a brief description of the riders that can, subject to state availability, be added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your financial representative. The terms and conditions of these riders may vary from state to state.

Estate Protection Rider

This rider provides a level amount of survivorship term insurance on the lives of the insureds. If both insureds die during the first four base policy years and while the rider is in force, we will add the rider death benefit to the death benefit provided by the base policy.

Policy Split Option Rider

This rider provides, subject to certain conditions, the right to exchange the base policy for two individual policies, one each on the life of each insured. The right to exchange will be available for specific six-month periods as defined in the rider.

The face amount of each new policy will be one-half the face amount of the base policy at the time of the exchange. Each new policy may be issued as either a fixed premium permanent life policy or a flexible premium adjustable life policy.

Other Benefits Available Under The Policy

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the insureds; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy

Federal Income Tax Considerations

were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among the divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is

Federal Income Tax Considerations

$15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amounts paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Federal Income Tax Considerations

Payments to Nonresident Aliens. Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

1.	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and
2.	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Federal Income Tax Considerations

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Unless you have named an irrevocable beneficiary, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Deferral of Payments

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists, and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;

Other Information

•	Create new Separate Accounts and new segments;
•	Combine any two or more Separate Account segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;
•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments; and
•	Change the name of the Separate Account.

We have reserved all rights to the name C.M. Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”).

MML Distributors receives compensation for its activities as the underwriter of the policy.

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under their existing policies.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sold the policy through agents who were licensed by state insurance officials to sell the policy and were registered representatives of a selling broker.

Agents who sold these policies receive commissions based on certain commission schedules and rules. We pay commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each policy year. The Statement of Additional Information contains more detail on the maximum commission percentages.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors or MassMutual may enter into special arrangements with certain broker-dealers based on aggregate or anticipated sales of the policies or other criteria. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. In addition, broker-dealer firms may also receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to MassMutual or our affiliates. Any such compensation payable to a broker-dealer firm will be made by MML Distributors or MassMutual out of their own assets and will not result in any additional direct charge to you.

Other Information

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business which seeks both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position, results of operations, or liquidity.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

Appendix A

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (face amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (face amount plus premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the face amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a face amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the face amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy face amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the face amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Appendix A

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the face amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a face amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the face amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the face amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the face amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the face amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a face amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the face amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the face amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the face amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the face amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a face amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the face amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the face amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the face amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the face amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a face amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the face amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the face amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the face amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000. A similar type of change would be made for a change from Option 3 to Option 2.

Appendix A

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-09020

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

05/01/2004

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2004, for the Survivorship Variable Universal Life (“SVUL”) policy. The SVUL policy and its prospectus may be referred to in this SAI.

For a copy of the SVUL prospectus, contact your financial representative, or our MassMutual Customer Service Center at PO Box 1865, Springfield, Massachusetts, 01102-1865 (1-800-272-2216) www.massmutual.com.

	SAI	Prospectus
Company	2	12

The Separate Account	2	17

Services
➢ Custodian	2

Additional Information About the Operation of the Contracts and the Registrant
➢ Purchase of Shares in Underlying Investment Funds	2
➢ Annual Reports	2
➢ Incidental Benefits	3
• Benefits Available by Rider	3
• Death Benefit Payment Options	4

Underwriters	5
➢ Sales and Other Agreements	5

Additional Information About Charges
➢ Sales Load	6
➢ Underwriting Procedures	6
➢ Increases in Face Amount	7	34

Performance Data	7

Experts	9

Financial Statements	9

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COMPANY

C.M. Life Insurance Company (the “Company”) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1880. The Company provides life insurance and annuities to individuals and group life insurance to institutions.

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on February 2, 1995, as a separate investment account of C.M. Life. It was established based on the laws of the State of Connecticut. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF

THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the policy anniversary date, we will mail the policyowner a report showing:

i.	The account value at the beginning of the previous policy year,

ii.	All premiums paid since that time,

iii.	All additions to and deductions from the account value during the year, and

iv.	The account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

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Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the policy’s monthly charges. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and they are subject to state availability.

Estate Protection Rider

This rider provides a level amount of survivorship term insurance on the lives of the insureds. If both insureds die during the first four base policy years and the rider is in force, we will add the rider death benefit to the death benefit provided by the base policy. The rider can be attached only at the time the base policy is issued.

The minimum face amount the rider will be issued for is $25,000. The rider’s maximum face amount can only equal 125% of the policy’s initial face amount.

As long as the face amount of the base policy is not decreased to an amount less than the policy’s initial face amount, the rider death benefit will not change. The rider’s death benefit will be decreased, however, if the base policy’s face amount decreases to an amount that is less than the base policy’s initial face amount.

There is a monthly charge for this rider. The maximum rider charge equals the rider death benefit, divided by 1000, then multiplied by the maximum monthly rider charge rate for the attained age of the younger insured. The rates are shown in the rider’s Policy Specifications.

The rider terminates upon any of the following events:

•	the rider expiration date,

•	the base policy is changed to a different policy on which the rider is not available, or

•	termination of the base policy.

Policy Split Option Rider

This rider provides, subject to the certain conditions, the right to exchange the base policy for two individual policies, one each on the life of each insured. The right to exchange will be available for specific six-month periods as defined in the rider.

The face amount of each new policy will be one-half the face amount of the base policy at the time of the exchange. Each new policy may be issued as either a fixed premium permanent life policy or a flexible premium adjustable life policy. Any schedule of surrender charges normally applicable to the new policy will apply.

The following requirements must be met as of the date of the exchange:

1.	the base policy and rider are in force,

2.	both insureds are living,

3.	the owner of each new policy must have an insurable interest in the life of the insured,

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4.	the attained age of each insured is lower than 85,

5.	the face amount and premium for each new policy must meet our published minimum limits, and

6.	the highest risk class under this policy for each insured must not be higher the highest risk class available under the new policy for that insured.

We must also receive the following before the exchange can become effective:

1.	a written application for each new policy,

2.	satisfactory evidence that both insureds are living and that the owner of each new policy has an insurable interest in the life of the insured,

3.	satisfactory evidence of the divorce of the insureds or the dissolution of the corporation, if either is the reason for the exchange, and

4.	payment of the first premium due under both new policies.

The rider terminates upon any of the following events:

•	the policy anniversary date on which the older insured’s attained age becomes 85,

•	the death of the first insured to die,

•	exchange of the base policy for two new policies under the rider’s terms,

•	the base policy is changed to a different policy on which the rider is not available, or

•	the base policy terminates.

Where this rider is available, it is included automatically with the policy if:

•	the younger insured’s age is less than 80, and

•	the insurance risk for neither insured is uninsurable.

There is no charge for this rider.

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the policyowner. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.

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Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Installments of a Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.

Alternate Life Income	The named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables. The election must be made at the time the income is to begin. The monthly alternate life income must be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is an affiliate of C.M. Life Insurance Company. Both companies are direct subsidiaries of Massachusetts Mutual Life Insurance Company. MML Distributors receives compensation for its activities as the underwriter of the policy.

MML Distributors does business under different variations of its name; including the name MML Distributors, LLC in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Sales and Other Agreements

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under their existing policies.

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Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the separate account. Compensation paid to and retained by MML Distributors in 2001, 2002, and 2003 was $10,000, $10,000 and $10,000, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy (SVUL). During January 1, 2001 through December 31, 2001, commissions paid were $720,364. During January 1, 2002 through December 31, 2002, commissions paid were $737,242. During January 1, 2003 through December 31, 2003, commissions paid were $528,330.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sold the policy through agents who were licensed by state insurance officials to sell the policy and were registered representatives of a selling broker.

Agents who sold these policies receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each policy year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 6 through 10, 3% of all premium paid up to the Target Premium; and for coverage years 11 and beyond, 1% of all premium paid. Also, for Policy Years 2 and beyond, 0.15% of the average monthly account value during the year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling C.M. Life policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

The offering is on a continuous basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 13% of premium up to the expense premium, and 3% of premium over expense premium. The expense premium is contained in a table that is maintained by the Company. The factors are based on the issue ages, genders, and risk classifications of the insureds.

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insureds have a

6

medical examination. Acceptance was subject to our underwriting rules and we reserved the right to reject an application for any reason.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), Nonsmoker or Smoker Table, ages of the insureds on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), Nonsmoker or Smoker Table, and ages of the insureds on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are three non-rated classes: select preferred; preferred non-tobacco, and preferred tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has distinct issue ages and risk classes for each insured, and a distinct target premium, expense premium, premium expense charges, monthly charges, and surrender charges.

It is possible for risk classes of prior segments to change in order to match the risk classes of the new segment. This will happen only if the underwriter indicates that it should. The general rule is that if the new segment has risk classes worse than prior segments, then the prior segments will not change. Conversely, if the new segment has risk classes better than prior segments, then the prior segments will change. This change will not occur if the increase is due to a term conversion. Changing prior segments may impact the guideline premiums, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

The monthly policy level charges that repeat for each elected face amount increase are the face amount charge and the cost of insurance charge. The administrative charge does not repeat. The premium expense charge and surrender charges also repeat. The charges associated with the increase will be deducted from the account value beginning on the effective date of the increase.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the expense premium for each segment. If the account value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

7

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for SVUL on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

8

EXPERTS

The financial statements included in this Statement of Additional Information for C.M. Life Variable Life Separate Account I–Survivorship Variable Universal Life Segment and the audited statutory statements of financial position of C.M. Life Insurance Company as of December 31, 2003 and 2002, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2003, 2002, and 2001 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on C.M. Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain statutory accounting practices as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and to the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Auditors

Statement of Assets and Liabilities as of December 31, 2003

Statement of Operations for the years ended December 31, 2003, 2002 and 2001

Statement of Changes in Net Assets for the years ended December 31, 2003, 2002 and 2001

Notes to Financial Statement

The Depositor

Reports of Independent Auditors

Statutory Statements of Financial position as of December 31, 2003 and 2002

Statutory Statements of Income for the years ended December 31, 2003, 2002 and 2001

Statutory Statements of Changes in Shareholders’ Equity for the years ended December 31, 2003, 2002 and 2001

Statutory Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001

Notes to Statutory Financial Statements

9

Independent Auditors’ Report

To the Board of Directors and Policyowners of

C.M. Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of C.M. Life Variable Life Separate Account I – Survivorship Variable Universal Life Segment (“the Account”) as of December 31, 2003, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2003, the results of its operations and its changes in net assets for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2004

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	American Century® VP Income & Growth Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Balanced Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division

ASSETS
Investments
Number of shares (Note 2)	373,765	780	11,589	3,478	151,855	524	6,802	2,674	301	92	283	200,601	1,347

Identified cost (Note 3B)	$2,471,619	$5,739	$155,463	$109,305	$3,337,817	$6,179	$56,431	$23,521	$6,990	$1,396	$3,924	$3,177,205	$6,159

Value (Note 3A)	$2,455,636	$6,079	$168,160	$116,456	$3,512,414	$6,645	$65,233	$31,738	$7,178	$1,498	$3,954	$2,940,667	$6,948
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	2,455,636	6,079	168,160	116,456	3,512,414	6,645	65,233	31,738	7,178	1,498	3,954	2,940,667	6,948

LIABILITIES
Payable to C.M. Life Insurance Company	13	1	11	3	30	2	2	8	3	1	1	24	8

NET ASSETS	$2,455,623	$6,078	$168,149	$116,453	$3,512,384	$6,643	$65,231	$31,730	$7,175	$1,497	$3,953	$2,940,643	$6,940

Net Assets
For variable life insurance policies	$2,455,623	$6,078	$168,149	$116,453	$3,512,384	$6,643	$65,231	$31,730	$7,175	$1,497	$3,953	$2,940,643	$6,940

Outstanding Units (Notes 7 and 8)
Policyowners	2,286,235	4,853	143,917	92,229	2,696,079	4,988	76,736	51,591	6,516	1,270	3,072	2,876,725	9,047

NET ASSET VALUE (Note 8)
December 31, 2003	$1.07	$1.25	$1.17	$1.26	$1.30	$1.33	$0.85	$0.62	$1.10	$1.18	$1.29	$1.02	$0.77
December 31, 2002	0.83	-	-	-	1.02	-	0.69	0.42	-	-	-	0.86	0.53

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2003

	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	†MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	*Oppenheimer Aggressive Growth Division

ASSETS
Investments
Number of shares (Note 2)	299,295	345,952	851	1,410	14,529	175,110	2,516,605	4,546	142,381	7,435	887	72,741

Identified cost (Note 3B)	$7,254,757	$5,166,346	$5,337	$14,941	$115,705	$2,132,385	$2,513,649	$12,603	$1,300,880	$61,401	$12,011	$3,546,343

Value (Note 3A)	$6,232,496	$4,739,548	$5,731	$15,104	$135,837	$2,190,836	$2,513,935	$17,113	$1,586,510	$86,702	$12,231	$2,670,313

Dividends receivable	-	-	-	-	-	-	1,002	-	-	-	-	-

Total assets	6,232,496	4,739,548	5,731	15,104	135,837	2,190,836	2,514,937	17,113	1,586,510	86,702	12,231	2,670,313

LIABILITIES
Payable to C.M. Life Insurance Company	42	43	6	2	6	18	37	5	8	8	5	9

NET ASSETS	$6,232,454	$4,739,505	$5,725	$15,102	$135,831	$2,190,818	$2,514,900	$17,108	$1,586,502	$86,694	$12,226	$2,670,304

Net Assets
For variable life insurance policies	$6,232,454	$4,739,505	$5,725	$15,102	$135,831	$2,190,818	$2,514,900	$17,108	$1,586,502	$86,694	$12,226	$2,670,304

Outstanding Units (Notes 7 and 8)
Policyowners	6,834,281	4,641,022	7,232	13,847	132,267	1,586,116	2,117,065	21,576	1,378,191	84,823	8,912	2,782,846

NET ASSET VALUE (Note 8)
December 31, 2003	$0.91	$1.02	$0.79	$1.09	$1.03	$1.38	$1.19	$0.79	$1.15	$1.02	$1.37	$0.96
December 31, 2002	0.72	0.80	0.65	1.02	0.79	1.31	1.18	0.53	0.88	0.69	-	0.77

*	Prior to August 30, 1999, this division was called Oppenheimer Capital Appreciation Division.
†	Prior to May 1, 2002, this division was called MML Small Cap Value Equity Division.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2003

	Oppenheimer Bond Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	***Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	††Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	†††Templeton Foreign Securities Division

ASSETS
Investments
Number of shares (Note 2)	12,401	149,001	172,434	17,500	35,961	16,044	182,335	6,159	6,224	550	170,507	11,816

Identified cost (Note 3B)	$137,237	$6,203,562	$4,436,503	$133,476	$29,535	$258,445	$832,817	$62,999	$49,188	$10,479	$3,004,824	$123,625

Value (Note 3A)	$141,620	$5,170,335	$4,324,650	$150,676	$40,277	$308,043	$920,793	$75,392	$52,346	$11,114	$3,393,080	$144,626

Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	141,620	5,170,335	4,324,650	150,676	40,277	308,043	920,793	75,392	52,346	11,114	3,393,080	144,626

LIABILITIES
Payable to C.M. Life Insurance Company	3	15	40	6	3	5	10	4	5	3	25	1

NET ASSETS	$141,617	$5,170,320	$4,324,610	$150,670	$40,274	$308,038	$920,783	$75,388	$52,341	$11,111	$3,393,055	$144,625

Net Assets
For variable life insurance policies	$141,617	$5,170,320	$4,324,610	$150,670	$40,274	$308,038	$920,783	$75,388	$52,341	$11,111	$3,393,055	$144,625

Outstanding Units (Notes 7 and 8)
Policyowners	120,167	4,174,862	2,649,779	125,459	44,816	317,099	667,668	66,101	43,397	9,054	2,280,982	147,364

NET ASSET VALUE (Note 8)
December 31, 2003	$1.18	$1.24	$1.63	$1.20	$0.90	$0.97	$1.38	$1.14	$1.21	$1.23	$1.49	$0.98
December 31, 2002	1.11	0.95	1.14	0.97	0.60	0.77	1.17	0.78	-	-	1.08	0.74

**	Prior to August 30, 1999, this division was called Oppenheimer Growth Division.
***	Prior to May 1, 2003, this division was called Oppenheimer Main Street® Growth and Income Division.
††	Prior to May 1, 2002, this division was called Deutsche VIT Small Cap Index Division.
†††	Prior to May 1, 2002, this division was called Templeton International Securities Division.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	American Century® VP Income & Growth Division	##American Century® VP Value Division	##American Funds® Asset Allocation Division	##American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	##Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	##Janus Aspen Balanced Division	##MFS® Investors Trust Division	##MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division

Investment income

Dividends (Note 3B)	$26,737	$-	$2,870	$849	$13,156	$-	$159	$-	$62	$-	$-	$72,634	$-

Expenses

Mortality and expense risk fees (Note 4)	5,107	1	146	43	7,402	2	133	56	3	1	1	6,901	7

Net investment income (loss) (Note 3C)	21,630	(1)	2,724	806	5,754	(2)	26	(56)	59	(1)	(1)	65,733	(7)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(115,810)	-	90	83	(86,851)	3	(817)	74	1	-	-	(299,943)	40

Change in net unrealized appreciation/depreciation of investments	632,323	340	12,697	7,151	844,860	466	14,618	8,679	188	103	30	706,629	811

Net gain (loss) on investments	516,513	340	12,787	7,234	758,009	469	13,801	8,753	189	103	30	406,686	851

Net increase (decrease) in net assets resulting from operations	538,143	339	15,511	8,040	763,763	467	13,827	8,697	248	102	29	472,419	844

Capital transactions: (Note 7)

Transfer of net premium	361,670	-	-	5,381	437,767	-	31,020	1,740	-	-	-	537,024	-

Transfer of surrender values	(170,938)	(8)	(1,257)	(428)	(287,538)	(32)	(1,552)	(1,642)	(37)	(10)	(24)	(178,264)	(202)

Transfer due to death benefits	(1,385)	-	-	-	(12,054)	-	-	-	-	-	-	(242,420)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(829)	-	(1)	(1)	(484)	-	(2)	88	-	-	-	(4,555)	(1)

Withdrawal due to charges for administrative and insurance costs	(69,328)	(1)	(564)	(986)	(86,720)	(8)	(1,963)	(1,324)	(31)	(6)	(3)	(115,725)	(55)

Divisional transfers and transfers from (to) Guaranteed Principle Account	(51,263)	5,748	154,460	104,447	51,837	6,216	3,154	23,325	6,995	1,411	3,951	16,819	4,363

Net increase (decrease) in net assets resulting from capital transactions	67,927	5,739	152,638	108,413	102,808	6,176	30,657	22,187	6,927	1,395	3,924	12,879	4,105

Total increase (decrease)	606,070	6,078	168,149	116,453	866,571	6,643	44,484	30,884	7,175	1,497	3,953	485,298	4,949

NET ASSETS, at beginning of the period/year	1,849,553	-	-	-	2,645,813	-	20,747	846	-	-	-	2,455,345	1,991

NET ASSETS, at end of the year	$2,455,623	$6,078	$168,149	$116,453	$3,512,384	$6,643	$65,231	$31,730	$7,175	$1,497	$3,953	$2,940,643	$6,940

##	For the Period May 1, 2003 (Commencement of Operations) Through December 31, 2003.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	†MML Small Cap Equity Division	MML Small Cap Growth Equity Division	##MML Small Company Opportunities Division	*Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division

Investment income

Dividends (Note 3B)	$98,287	$62,100	$1	$146	$856	$113,667	$15,644	$-	$2,646	$-	$531	$-	$6,848

Expenses

Mortality and expense risk fees (Note 4)	13,252	9,683	12	11	250	5,465	6,322	30	3,360	155	5	5,855	315

Net investment income (loss) (Note 3C)	85,035	52,417	(11)	135	606	108,202	9,322	(30)	(714)	(155)	526	(5,855)	6,533

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(709,220)	(164,971)	(98)	21	(620)	20,107	264	(462)	11,538	(102)	25	(464,275)	(28)

Change in net unrealized appreciation/depreciation of investments	1,939,612	1,101,216	1,164	114	27,994	(11,831)	(161)	5,270	365,157	25,107	220	999,597	1,389

Net gain (loss) on investments	1,230,392	936,245	1,066	135	27,374	8,276	103	4,808	376,695	25,005	245	535,322	1,361

Net increase (decrease) in net assets resulting from operations	1,315,427	988,662	1,055	270	27,980	116,478	9,425	4,778	375,981	24,850	771	529,467	7,894

Capital transactions: (Note 7)

Transfer of net premium	819,893	766,919	-	-	30,387	146,706	682,308	681	199,969	8,129	435	475,565	38,686

Transfer of surrender values	(602,551)	(380,032)	(235)	(338)	(7,957)	(153,121)	(147,207)	(732)	(115,783)	(3,285)	(140)	(245,983)	(5,490)

Transfer due to death benefits	(58,912)	(245)	-	-	-	(5,027)	(28,662)	-	(10,567)	-	-	(5,981)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,603)	51	(1)	-	(2)	(180)	61	(2)	(943)	233	(6)	(446)	(43)

Withdrawal due to charges for administrative and insurance costs	(189,243)	(109,970)	(155)	(48)	(2,210)	(68,408)	(83,686)	(220)	(31,443)	(1,031)	(38)	(69,535)	(2,893)

Divisional transfers and transfers from (to) Guaranteed Principle Account	15,718	1,497	2,852	12,244	10,275	46,159	(330,863)	6,418	3,786	14,476	11,204	(29,885)	17,529

Net increase (decrease) in net assets resulting from capital transactions	(16,698)	278,220	2,461	11,858	30,493	(33,871)	91,951	6,145	45,019	18,522	11,455	123,735	47,789

Total increase (decrease)	1,298,729	1,266,882	3,516	12,128	58,473	82,607	101,376	10,923	421,000	43,372	12,226	653,202	55,683

NET ASSETS, at beginning of the period/year	4,933,725	3,472,623	2,209	2,974	77,358	2,108,211	2,413,524	6,185	1,165,502	43,322	-	2,017,102	85,934

NET ASSETS, at end of the year	$6,232,454	$4,739,505	$5,725	$15,102	$135,831	$2,190,818	$2,514,900	$17,108	$1,586,502	$86,694	$12,226	$2,670,304	$141,617

*	Prior to August 30, 1999, this division was called the Oppenheimer Capital Appreciation Division.
†	Prior to May 1, 2002, this division was called MML Small Cap Value Equity Division.
##	For the Period May 1, 2003 (Commencement of Operations) Through December 31, 2003.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	***Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	††Scudder VIT Small Cap Index Division	##T. Rowe Price Blue Chip Growth Division	##T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	†††Templeton Foreign Securities Division

Investment income

Dividends (Note 3B)	$16,682	$25,702	$8,117	$403	$2,370	$52,924	$446	$62	$49	$-	$1,635

Expenses

Mortality and expense risk fees (Note 4)	10,833	8,449	304	71	643	2,141	109	15	3	7,044	237

Net investment income (loss) (Note 3C)	5,849	17,253	7,813	332	1,727	50,783	337	47	46	(7,044)	1,398

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(194,521)	(180,271)	(367)	(620)	(732)	1,523	(1,733)	19	-	(32,079)	(965)

Change in net unrealized appreciation/depreciation of investments	1,377,961	1,445,971	18,372	13,500	62,265	87,943	18,713	3,158	635	965,631	29,975

Net gain (loss) on investments	1,183,440	1,265,700	18,005	12,880	61,533	89,466	16,980	3,177	635	933,552	29,010

Net increase (decrease) in net assets resulting from operations	1,189,289	1,282,953	25,818	13,212	63,260	140,249	17,317	3,224	681	926,508	30,408

Capital transactions: (Note 7)

Transfer of net premium	594,070	423,652	46,670	6,735	11,102	99,363	11,555	-	-	352,775	20,632

Transfer of surrender values	(333,279)	(268,752)	(12,289)	(1,881)	(8,368)	(63,134)	(2,915)	(151)	(23)	(235,117)	(4,692)

Transfer due to death benefits	(10,615)	(21,197)	-	-	(508)	(5,490)	(5,104)	-	-	(21,771)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(603)	(562)	(2)	(96)	(10)	(23)	(42)	-	-	129	(35)

Withdrawal due to charges for administrative and insurance costs	(112,534)	(88,502)	(3,303)	(682)	(3,314)	(34,196)	(749)	(266)	(2)	(75,099)	(2,162)

Divisional transfers and transfers from (to) Guaranteed Principle Account	14,532	27,059	10,145	3,998	31,927	26,694	17,406	49,534	10,455	(238)	44,949

Net increase (decrease) in net assets resulting from capital transactions	151,571	71,698	41,221	8,074	30,829	23,214	20,151	49,117	10,430	20,679	58,692

Total increase (decrease)	1,340,860	1,354,651	67,039	21,286	94,089	163,463	37,468	52,341	11,111	947,187	89,100

NET ASSETS, at beginning of the period/year	3,829,460	2,969,959	83,631	18,988	213,949	757,320	37,920	-	-	2,445,868	55,525

NET ASSETS, at end of the year	$5,170,320	$4,324,610	$150,670	$40,274	$308,038	$920,783	$75,388	$52,341	$11,111	$3,393,055	$144,625

**	Prior to August 30, 1999, this division was called the Oppenheimer Growth Division.
***	Prior to May 1, 2003, this division was called Oppenheimer Main Street® Growth and Income Division.
††	Prior to May 1, 2002, this division was called Deutsche VIT Small Cap Index Division.
†††	Prior to May 1, 2002, this division was called Templeton International Securities Division.
##	For the Period May 1, 2003 (Commencement of Operations) Through December 31, 2003.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	#MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division
Investment income

Dividends (Note 3B)	$19,164	$21,475	$44	$-	$77,867	$-	$157,875	$51,283	$-	$25	$563	$112,518	$27,969	$-

Expenses

Mortality and expense risk fees (Note 4)	4,693	6,716	51	3	6,614	-	13,878	9,149	6	-	115	4,425	5,544	4

Net investment income (loss) (Note 3C)	14,471	14,759	(7)	(3)	71,253	-	143,997	42,134	(6)	25	448	108,093	22,425	(4)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(52,286)	(178,174)	(243)	(23)	(356,623)	-	(1,343,345)	(274,305)	(43)	-	(957)	3,104	(954)	(75)

Change in net unrealized appreciation/depreciation of investments	(371,531)	(111,344)	(5,701)	(601)	(41,156)	(22)	(45,149)	(710,729)	(770)	49	(8,621)	32,259	1,244	(761)

Net gain (loss) on investments	(423,817)	(289,518)	(5,944)	(624)	(397,779)	(22)	(1,388,494)	(985,034)	(813)	49	(9,578)	35,363	290	(836)

Net increase (decrease) in net assets resulting from operations	$(409,346)	$(274,759)	$(5,951)	$(627)	$(326,526)	$(22)	$(1,244,497)	$(942,900)	$(819)	$74	$(9,130)	$143,456	$22,715	$(840)

Increase (decrease) in net assets

Capital transactions: (Note 7)

Transfer of net premium	488,063	548,314	5,451	-	596,180	-	1,232,743	1,006,160	701	-	28,709	141,343	772,960	812

Transfer of surrender values	(154,328)	(215,092)	(741)	(87)	(258,134)	-	(642,440)	(861,342)	(99)	(27)	(9,230)	(93,732)	(130,587)	(149)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(544)	2,644	5	1	(773)	-	(5,543)	520,974	1	-	(19)	155	(75)	-

Withdrawal due to charges for administrative and insurance costs	(51,892)	(64,168)	(295)	(2)	(95,106)	-	(147,688)	(90,474)	(96)	(1)	(1,577)	(48,353)	(52,694)	(53)

Divisional transfers and transfers from (to) Guaranteed Principle Account	31,426	(15,044)	7,527	286	(165,100)	2,013	(372,884)	(92,029)	2,521	2,928	64,311	323,984	(142,837)	6,414

Net increase (decrease) in net assets resulting from capital transactions	312,715	256,654	11,947	198	77,067	2,013	64,188	483,289	3,028	2,900	80,194	323,397	446,767	7,025

Total increase (decrease)	(96,631)	(18,105)	5,996	(429)	(249,459)	1,991	(1,180,309)	(459,611)	2,209	2,974	71,064	466,853	469,482	6,185

NET ASSETS, at beginning of the period/year	1,946,184	2,663,918	14,751	1,275	2,704,804	-	6,114,034	3,932,234	-	-	6,294	1,641,358	1,944,042	-

NET ASSETS, at end of the year	$1,849,553	$2,645,813	$20,747	$846	$2,455,345	$1,991	$4,933,725	$3,472,623	$2,209	$2,974	$77,358	$2,108,211	$2,413,524	$6,185

#	For the Period September 9, 2002 (Commencement of Operations) Through December 31, 2002.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2002

	†MML Small Cap Equity Division	MML Small Cap Growth Equity Division	*Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	††Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	†††Templeton Foreign Securities Division
Investment income

Dividends (Note 3B)	$2,980	$-	$15,447	$3,335	$26,184	$19,036	$1,339	$33	$59,605	$69	$319	$-	$529

Expenses

Mortality and expense risk fees (Note 4)	2,878	42	5,771	153	10,855	8,608	120	145	1,882	31	71	6,460	103

Net investment income (loss) (Note 3C)	102	(42)	9,676	3,182	15,329	10,428	1,219	(112)	57,723	38	248	(6,460)	426

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	11,105	(292)	(998,965)	(415)	(161,176)	(372,069)	(800)	(352)	(12,602)	(508)	(497)	(34,485)	(339)

Change in net unrealized appreciation/depreciation of investments	(170,820)	194	206,102	3,103	(1,279,748)	(519,627)	(1,251)	(12,667)	5,943	(2,950)	(6,217)	(591,379)	(8,779)

Net gain (loss) on investments	(159,715)	(98)	(792,863)	2,688	(1,440,924)	(891,696)	(2,051)	(13,019)	(6,659)	(3,458)	(6,714)	(625,864)	(9,118)

Net increase (decrease) in net assets resulting from operations	$(159,613)	$(140)	$(783,187)	$5,870	$(1,425,595)	$(881,268)	$(832)	$(13,131)	$51,064	$(3,420)	$(6,466)	$(632,324)	$(8,692)

Increase (decrease) in net assets

Capital transactions: (Note 7)

Transfer of net premium	229,962	5,676	749,328	22,516	781,026	704,827	23,700	9,526	127,435	2,986	12,887	486,182	9,735

Transfer of surrender values	(231,943)	(1,020)	(263,088)	(2,593)	(452,674)	(534,950)	(4,467)	(2,080)	(43,860)	(746)	(2,578)	(295,448)	(1,161)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	58,379	47	(6,595)	250	(6,136)	129,195	(2)	1	(18)	(275)	1	57,211	-

Withdrawal due to charges for administrative and insurance costs	(25,072)	(197)	(50,524)	(584)	(90,718)	(70,726)	(893)	(818)	(23,353)	(98)	(338)	(51,794)	(458)

Divisional transfers and transfers from (to) Guaranteed Principle Account	215,184	38,956	(232,619)	22,846	(41,188)	(113,719)	52,631	220,451	(46,025)	10,274	3,913	44,654	23,234

Net increase (decrease) in net assets resulting from capital transactions	246,510	43,462	196,502	42,435	190,310	114,627	70,969	227,080	14,179	12,141	13,885	240,805	31,350

Total increase (decrease)	86,897	43,322	(586,685)	48,305	(1,235,285)	(766,641)	70,137	213,949	65,243	8,721	7,419	(391,519)	22,658

NET ASSETS, at beginning of the period/year	1,078,605	-	2,603,787	37,629	5,064,745	3,736,600	13,494	-	692,077	10,267	30,501	2,837,387	32,867

NET ASSETS, at end of the year	$1,165,502	$43,322	$2,017,102	$85,934	$3,829,460	$2,969,959	$83,631	$213,949	$757,320	$18,988	$37,920	$2,445,868	$55,525

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.
†	Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division.
††	Prior to May 1, 2002, the Scudder VIT Small Cap Index Division was called Deutsche VIT Small Cap Index Division.
†††	Prior to May 1, 2002, the Templeton Foreign Securities Division was called Templeton International Securities Division.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2001

	American Century® VP Income & Growth Division	#Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	#Goldman Sachs Capital Growth Division	#INVESCO Technology Division	MML Blend Division	MML Equity Division	MML Equity Index Division	#MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Investment income

Dividends (Note 3B)	$14,535	$1,599	$85,157	$40	$-	$457,010	$1,771,299	$41,597	$21	$103,562	$65,807

Expenses

Mortality and expense risk fees (Note 4)	4,487	12	6,234	8	1	6,145	15,018	9,234	4	3,751	4,546

Net investment income (loss) (Note 3C)	10,048	1,587	78,923	32	(1)	450,865	1,756,281	32,363	17	99,811	61,261

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(22,630)	(26)	(33,269)	(6)	2	(132,733)	(417,879)	(56,343)	29	15	(1,018)

Change in net unrealized appreciation/depreciation of investments	(137,678)	(104)	(366,089)	(115)	139	(459,876)	(2,305,973)	(456,399)	758	6,959	(796)

Net gain (loss) on investments	(160,308)	(130)	(399,358)	(121)	141	(592,609)	(2,723,852)	(512,742)	787	6,974	(1,814)

Net increase (decrease) in net assets resulting from operations	$(150,260)	$1,457	$(320,435)	$(89)	$140	$(141,744)	$(967,571)	$(480,379)	$804	$106,785	$59,447

Capital transactions: (Note 7)

Transfer of net premium	554,002	1,218	652,077	-	-	818,911	1,514,986	1,130,751	-	167,913	1,044,191

Transfer of surrender values	(155,173)	(349)	(190,225)	(86)	(17)	(218,429)	(443,866)	(300,249)	(165)	(84,348)	(148,969)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,684	-	(800)	-	-	(733)	3,307	1,489	-	(321)	(2,040)

Withdrawal due to charges for administrative and insurance costs	(34,626)	(48)	(43,756)	(24)	-	(70,232)	(111,079)	(66,164)	(134)	(26,258)	(31,511)

Divisional transfers and transfers from (to) Guaranteed Principle Account	54,268	28,223	(12,288)	14,950	1,152	(12,833)	(23,923)	25,955	5,789	114,290	(477,041)

Net increase (decrease) in net assets resulting from capital transactions	420,155	29,044	405,008	14,840	1,135	516,684	939,425	791,782	5,490	171,276	384,630

Total increase (decrease)	269,895	30,501	84,573	14,751	1,275	374,940	(28,146)	311,403	6,294	278,061	444,077

NET ASSETS, at beginning of the period/year	1,676,289	-	2,579,345	-	-	2,329,864	6,142,180	3,620,831	-	1,363,297	1,499,965

NET ASSETS, at end of the year	$1,946,184	$30,501	$2,663,918	$14,751	$1,275	$2,704,804	$6,114,034	$3,932,234	$6,294	$1,641,358	$1,944,042

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2001

	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	#Oppenheimer Bond Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	#Oppenheimer High Income Division	Oppenheimer Strategic Bond Division	#Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	#Templeton International Securities Division
Investment income

Dividends (Note 3B)	$5,175	$437,701	$-	$514,898	$485,055	$-	$38,936	$-	$-	$-

Expenses

Mortality and expense risk fees (Note 4)	2,334	6,800	6	12,775	8,840	1	1,631	-	6,503	9

Net investment income (loss) (Note 3C)	2,841	430,901	(6)	502,123	476,215	(1)	37,305	-	(6,503)	(9)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	7,949	(350,662)	(4)	(73,049)	(72,948)	-	(13,099)	-	8,690	(11)

Change in net unrealized appreciation/depreciation of investments	23,087	(1,168,933)	(108)	(1,140,157)	(853,647)	79	6,661	192	(29,619)	(194)

Net gain (loss) on investments	31,036	(1,519,595)	(112)	(1,213,206)	(926,595)	79	(6,438)	192	(20,929)	(205)

Net increase (decrease) in net assets resulting from operations	$33,877	$(1,088,694)	$(118)	$(711,083)	$(450,380)	$78	$30,867	$192	$(27,432)	$(214)

Increase (decrease) in net assets

Capital transactions: (Note 7)

Transfer of net premium	200,377	833,768	12,398	739,375	677,398	-	119,549	-	536,918	-

Transfer of surrender values	(92,010)	(216,956)	(84)	(351,781)	(220,882)	-	(31,909)	-	(197,473)	(89)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,324)	(5,122)	-	(2,619)	513	-	(1,908)	-	(478)	290

Withdrawal due to charges for administrative and insurance costs	(13,216)	(37,988)	(14)	(68,480)	(49,834)	-	(12,164)	-	(38,416)	(29)

Divisional transfers and transfers from (to) Guaranteed Principle Account	89,729	(84,113)	25,447	132,117	78,522	13,416	4,959	10,075	(26,819)	32,909

Net increase (decrease) in net assets resulting from capital transactions	183,556	489,589	37,747	448,612	485,717	13,416	78,527	10,075	273,732	33,081

Total increase (decrease)	217,433	(599,105)	37,629	(262,471)	35,337	13,494	109,394	10,267	246,300	32,867

NET ASSETS, at beginning of the period/year	861,172	3,202,892	-	5,327,216	3,701,263	-	582,683	-	2,591,087	-

NET ASSETS, at end of the year	$1,078,605	$2,603,787	$37,629	$5,064,745	$3,736,600	$13,494	$692,077	$10,267	$2,837,387	$32,867

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called Oppenheimer Capital Appreciation Division.
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called Oppenheimer Growth Division.
#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life Segment

Notes To Financial Statements

1.	HISTORY

C.M. Life Insurance Company (“C.M. Life”) was formerly a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly owned subsidiary of MassMutual.

C.M. Life Variable Life Separate Account I (the “Separate Account I”) is a separate investment account established on February 2, 1995, by C.M. Life in accordance with the laws of the State of Connecticut.

C.M. Life maintains four segments within Separate Account I. The initial segment (“EBVUL Segment”) is used exclusively for C.M. Life’s individual flexible premium variable life insurance policy, known as Executive Benefit Variable Universal Life.

On November 12, 1997, C.M. Life established a second segment (“SVUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, C.M. Life established a third segment (“VUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On November 23, 1999, C.M. Life established a fourth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for C.M. Life’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF SVUL SEGMENT’S ASSETS

The SVUL Segment consists of forty divisions. Each division invests in corresponding shares of either the American Century® Variable Portfolios, Inc. (“American Century VP”), American Funds Insurance Series® (“American Funds”), Fidelity® Variable Insurance Products Fund (“Fidelity VIP”), Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”), INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”), Janus Aspen Series (“Janus Aspen”), MFS® Variable Insurance TrustSM (“MFS Trust”), MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), Scudder Investment VIT Funds (“Scudder Investment”) prior to May 1, 2003, known as Deutsche Asset Management VIT Funds, and T. Rowe Price Equity Series, Inc. (“T. Rowe Price”). Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division and the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division. Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division, the Scudder VIT Small Cap Index Division was called Deutsche VIT Small Cap Index Division and the Templeton Foreign Securities Division was called Templeton International Securities Division. Prior to May 1, 2003, the Oppenheimer Main Street Division was called Oppenheimer Main Street® Growth and Income Division.

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to the SVUL Segment’s policyowners: American Century® VP Income & Growth Fund and American Century® VP Value Fund. American Century Investment Management, Inc. is the investment adviser to the Funds.

Notes To Financial Statements (Continued)

American Funds is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to the SVUL Segment’s policyowners: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

Fidelity VIP is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the SVUL Segment’s policyowners: Fidelity® VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co. Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

Franklin Templeton VIP Trust is an open-end, management investment company registered under the 1940 Act with two of its Funds available to the SVUL Segment’s policyowners: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Prior to May 1, 2002, this fund was called Templeton International Securities Fund. Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Goldman Sachs VIT is an open-end, management investment company registered under the 1940 Act with one of its Funds available to the SVUL Segment’s policyowners: Goldman Sachs VIT Capital Growth Fund. Goldman Sachs Asset Management L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Fund.

INVESCO VIF is an open-end, diversified, no-load management investment company registered under the 1940 Act with three of its Funds available to the SVUL Segment’s policyowners: INVESCO VIF-Financial Services Fund, INVESCO VIF-Health Sciences Fund and INVESCO VIF-Technology Fund. INVESCO Funds Group, Inc. is the investment adviser to the Funds.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the SVUL Segment’s policyowners: Janus Aspen Balanced Portfolio (Service). Janus Capital Management LLC is the investment adviser to the Portfolio.

MFS Trust is an open-end, management investment company registered under the 1940 Act with two of its separate Series of shares available to the SVUL Segment’s policyowners: MFS® Investors Trust Series and MFS® New Discovery Series. Massachusetts Financial Services Company serves as investment adviser to the Series.

MML Trust is an open-end, investment company registered under the 1940 Act with fourteen of its separate series available to the SVUL Segment’s policyowners: MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund (prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund), MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with Babson and Alliance Capital Management L.P. (“Alliance Capital”) (effective February 12, 2002) whereby Babson and Alliance Capital each manage a portion of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, Inc. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML OTC 100 Fund. Prior to January 31, 2003, Deutsche Asset Management, Inc. served as sub-adviser to the Funds. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into an agreement with

Notes To Financial Statements (Continued)

Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for the MML Small Cap Growth Equity Fund. Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act with seven of its Funds available to the SVUL Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund®/VA (prior to May 1, 2003, this fund was called Oppenheimer Main Street® Growth & Income Fund/VA) and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

Panorama Fund is an open-end, management investment company registered under the 1940 Act with one of its Funds available to the SVUL Segment’s policyowners: Oppenheimer International Growth Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund.

Scudder Investment is an investment company registered under the 1940 Act with one of its Funds available to the SVUL Segment’s policyowners: Scudder VIT Small Cap Index Fund (prior to May 1, 2002, this fund was called Deutsche VIT Small Cap Index Fund). Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. (Prior to May 1, 2001, Bankers Trust Company, an affiliate of DeAM, served as the investment adviser to the Fund). Northern Trust Investments Inc. serves as sub-adviser to this Fund. Prior to January 31, 2003, Deutsche Asset Management, Inc. served as sub-adviser to this Fund.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with three of its Portfolios available to the SVUL Segment’s policyowners: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

In addition to the forty divisions of the SVUL Segment, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of C.M. Life’s general account. The general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by SVUL Segment in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in American Century VP, American Funds, Fidelity VIP, Franklin Templeton VIP Trust, Goldman Sachs VIT, INVESCO VIF, Janus Aspen, MFS Trust, MML Trust, Oppenheimer Funds, Panorama Fund, Scudder Investment and T. Rowe Price are each stated at market value, which is the net asset value of each of the respective underlying Funds/Portfolios.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date.

C.	Federal Income Taxes

Operations of the Separate Account I form a part of the total operations of C.M. Life, and the Separate Account I is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains of the SVUL Segment credited to the policies. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the SVUL Segment.

Notes To Financial Statements (Continued)

D.	Policy Loan

When a policy loan is made, the SVUL Segment transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the SVUL Segment by an equal amount. The interest rate charge on any loan is 5% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest on the loaned value at a rate which is the greater of 3% or the policy loan rate less the loan interest rate expense charge.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

A premium expense charge is deducted from each premium payment made prior to the allocation of the payment to the Divisions of the SVUL Segment of Separate Account I and the GPA. For policy years 1 thru 10, the charge is 13% of premium up to expense premium and 3% of premium over expense premium. For policy year 11 and beyond, the rate is 3% of all premiums. The expense premium is based on the issue age, gender, and risk classification of the Insured.

Monthly charges will be deducted from the account value. The monthly charges consist of: (a) an administrative charge; (b) a face amount charge; (c) an insurance charge and (d) a rider charge for any additional benefits provided by rider.

Daily charges against the net asset value of the SVUL Segment of Separate Account I will be assessed for mortality and expense risks. This charge is not deducted from the assets in the GPA. The current effective annual rate is 0.25%, on an annual basis, of daily net asset value of the SVUL Segment of Separate Account I.

The mortality risk is a risk that the group of lives C.M. Life insures may, on average, live for shorter periods of time than C.M. Life estimated. The mortality risk is fully borne by C.M. Life and may result in additional amounts being transferred into the SVUL Segment’s account by C.M. Life to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to C.M. Life.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, served as principal of the policies pursuant to an underwriting and servicing agreement to which MML Distributors, MassMutual and Separate Account I are parties. MML Investors Services, Inc. (“MMLISI”) serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreement, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriter of the policy.

The policies are no longer offered for sale to the public. Policyowners may continue to make premium payments under existing policies.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

	American Century® VP Income & Growth Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Balanced Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division

Cost of purchases	$352,648	$5,748	$157,319	$110,518	$385,683	$6,216	$34,227	$25,204	$7,057	$1,411	$3,951	$523,835	$4,363

Proceeds from sales	(262,544)	(9)	(1,947)	(1,296)	(277,107)	(40)	(3,547)	(3,067)	(68)	(16)	(27)	(443,697)	(257)

	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division

Cost of purchases	$775,436	$648,298	$2,851	$12,392	$39,908	$401,317	$770,965	$8,090	$179,357	$22,235	$12,604	$362,843	$68,155

Proceeds from sales	(704,244)	(317,458)	(399)	(397)	(8,806)	(326,980)	(668,779)	(1,974)	(135,059)	(3,869)	(619)	(244,970)	(13,831)

	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Cost of purchases	$542,122	$370,263	$64,447	$11,042	$42,254	$170,810	$41,135	$49,596	$10,505	$322,668	$66,754

Proceeds from sales	(384,531)	(280,482)	(15,412)	(2,636)	(9,695)	(96,811)	(20,648)	(427)	(25)	(309,027)	(6,666)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The change in outstanding units for the two years ended December 31, 2003 was as follows:

December 31, 2003	American Century® VP Income & Growth Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth- Income Division	Fidelity® VIP Contrafund® Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Balanced Division	MFS® Investors Trust Division	MFS® New Discovery Division	MML Blend Division	MML Emerging Growth Division

Units purchased	395,765	-	-	4,502	391,216	-	46,742	2,897	-	-	-	600,423	-

Units withdrawn	(262,778)	(7)	(1,649)	(1,168)	(336,458)	(32)	(4,664)	(5,636)	(63)	(14)	(21)	(317,433)	(409)

Units transferred between divisions and to/from GPA	(68,599)	4,860	145,566	88,895	38,862	5,020	4,532	52,336	6,579	1,284	3,093	(250,522)	5,678

Net increase (decrease)	64,388	4,853	143,917	92,229	93,620	4,988	46,610	49,597	6,516	1,270	3,072	32,468	5,269

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2003 (Continued)	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division

Units purchased	1,031,434	860,113	-	-	33,048	108,742	575,512	1,066	206,976	10,036	340	559,747	34,168

Units withdrawn	(1,022,625)	(564,381)	(544)	(361)	(11,671)	(164,257)	(194,657)	(1,462)	(149,216)	(5,219)	(131)	(364,036)	(7,318)

Units transferred between divisions and to/from GPA	(54,634)	(6,924)	4,354	11,298	13,518	34,016	(303,041)	10,407	(5,552)	17,197	8,703	(46,340)	15,651

Net increase (decrease)	(45,825)	288,808	3,810	10,937	34,895	(21,499)	77,814	10,011	52,208	22,014	8,912	149,371	42,501

December 31, 2003 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Strategic Bond Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Units purchased	562,482	331,790	44,680	11,848	12,581	79,473	11,590	-	-	281,494	25,959

Units withdrawn	(421,210)	(278,191)	(14,233)	(3,769)	(13,693)	(76,720)	(4,054)	(356)	(22)	(249,622)	(8,093)

Units transferred between divisions and to/from GPA	(5,334)	55	8,906	5,096	39,819	18,155	10,002	43,753	9,076	(20,611)	54,882

Net increase (decrease)	135,938	53,654	39,353	13,175	38,707	20,908	17,538	43,397	9,054	11,261	72,748

December 31, 2002	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division

Units Purchases	537,375	509,099	6,638	-	659,762	-	1,559,892	1,132,436	831	-	32,403	113,602	724,878	1,430	243,646

Units withdrawn	(226,460)	(259,816)	(1,368)	(166)	(392,869)	-	(1,015,218)	(491,243)	(265)	(28)	(13,334)	(113,527)	(155,583)	(360)	(218,280)

Units transferred between divisions and to/from GPA	30,575	(16,207)	8,689	566	(187,733)	3,778	(506,402)	(109,230)	2,856	2,938	71,686	254,134	(189,615)	10,495	221,457

Net increase (decrease)	341,490	233,076	13,959	400	79,160	3,778	38,272	531,963	3,422	2,910	90,755	254,209	379,680	11,565	246,823

December 31, 2002 (Continued)	MML Small Cap Growth Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Units Purchases	8,562	845,889	21,331	710,268	524,881	25,315	11,880	114,177	4,642	15,890	407,477	12,433

Units withdrawn	(1,765)	(369,256)	(3,010)	(529,745)	(371,959)	(5,660)	(3,612)	(60,013)	(1,319)	(3,339)	(249,434)	(1,995)

Units transferred between divisions and to/from GPA	56,012	(291,717)	22,341	(38,924)	(93,718)	52,925	270,124	(40,836)	16,117	5,069	43,308	28,299

Net increase (decrease)	62,809	184,916	40,662	141,599	59,204	72,580	278,392	13,328	19,440	17,620	201,351	38,737

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A.	A summary of units outstanding, unit values, net assets, investment income ratios (year 2003-gross investment income; prior years-net investment income), expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2003 follows:

	Units	Net Assets		Investment Income Ratio	Expense Ratio	Total Return
		Unit Value	Amount
American Century® VP Income & Growth Division

December 31,

2003	2,286,235	$1.07	$2,455,623	1.31%	0.25%	29.03%

2002	2,221,847	0.83	1,849,553	0.77%	0.25%	(19.57)%

2001	1,880,357	1.04	1,946,184	0.56%	0.25%	(8.58)%

2000	1,480,589	1.13	1,676,289	0.21%	0.25%	(10.87)%

1999	900,573	1.27	1,143,539	(0.24)%	0.25%	17.72%

American Century® VP Value Division

December 31,

2003*	4,853	1.25	6,078	-	0.25%	25.23%

American Funds® Asset Allocation Division

December 31,

2003*	143,917	1.17	168,149	2.29%	0.25%	16.84%

American Funds® Growth-Income Division

December 31,

2003*	92,229	1.26	116,453	1.68%	0.25%	26.27%

Fidelity® VIP Contrafund® Division

December 31,

2003	2,696,079	1.30	3,512,384	0.44%	0.25%	28.14%

2002	2,602,459	1.02	2,645,813	0.55%	0.25%	(9.57)%

2001	2,369,383	1.12	2,663,918	3.18%	0.25%	(12.50)%

2000	2,008,199	1.28	2,579,345	10.36%	0.25%	(6.87)%

1999	1,273,879	1.38	1,760,728	1.94%	0.25%	23.94%

Franklin Small Cap Value Securities Division

December 31,

2003*	4,988	1.33	6,643	-	0.25%	33.15%

Goldman Sachs Capital Growth Division

December 31,

2003	76,736	0.85	65,231	0.30%	0.25%	23.43%

2002	30,126	0.69	20,747	(0.03)%	0.25%	(26.48)%

2001*	16,167	0.91	14,751	0.38%	0.25%	(8.76)%

INVESCO Financial Services Division

December 31,

2003*	-	1.23	-	-	-	23.15%

INVESCO Health Sciences Division

December 31,

2003*	-	1.19	-	-	-	19.33%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

		Net Assets		Investment Income Ratio	Expense Ratio	Total Return
	Units	Unit Value	Amount
INVESCO Technology Division

December 31,

2003	51,591	$0.62	$31,730	-	0.25%	44.93%

2002	1,994	0.42	846	(0.31)%	0.25%	(46.98)%

2001*	1,594	0.80	1,275	(0.08)%	0.25%	(19.96)%

Janus Aspen Balanced Division

December 31,

2003*	6,516	1.10	7,175	0.88%	0.25%	10.12%

MFS® Investors Trust Division

December 31,

2003*	1,270	1.18	1,497	-	0.25%	17.95%

MFS® New Discovery Division

December 31,

2003*	3,072	1.29	3,953	-	0.25%	28.69%

MML Blend Division

December 31,

2003	2,876,725	1.02	2,940,643	2.63%	0.25%	18.41%

2002	2,844,257	0.86	2,455,345	2.70%	0.25%	(11.75)%

2001	2,765,097	0.98	2,704,804	18.43%	0.25%	(5.99)%

2000	2,239,207	1.04	2,329,864	19.39%	0.25%	(0.23)%

1999	1,634,656	1.04	1,704,721	7.24%	0.25%	(1.48)%

MML Emerging Growth Division

December 31,

2003	9,047	0.77	6,940	-	0.25%	45.55%

2002*	3,778	0.53	1,991	0.00%	0.25%	(42.58)%

MML Enhanced Index Core Equity Division

December 31,

2003*	-	1.21	-	-	-	21.49%

MML Equity Division

December 31,

2003	6,834,281	0.91	6,232,454	1.85%	0.25%	27.17%

2002	6,880,106	0.72	4,933,725	2.60%	0.25%	(19.75)%

2001	6,481,834	0.89	6,114,034	29.41%	0.25%	(14.93)%

2000	5,847,056	1.05	6,142,180	10.88%	0.25%	2.61%

1999	4,058,599	1.02	4,156,380	5.44%	0.25%	(4.06)%

MML Equity Index Division

December 31,

2003	4,641,022	1.02	4,739,505	1.60%	0.25%	27.99%

2002	4,352,214	0.80	3,472,623	1.15%	0.25%	(22.48)%

2001	3,820,251	1.03	3,932,234	0.88%	0.25%	(12.40)%

2000	3,081,527	1.18	3,620,831	0.66%	0.25%	(9.68)%

1999	2,755,583	1.30	3,586,044	1.93%	0.25%	20.02%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Investment Income Ratio	Expense Ratio	Total Return
		Unit Value	Amount
MML Growth Equity Division

December 31,

2003	7,232	$0.79	$5,725	0.02%	0.25%	22.59%

2002*	3,422	0.65	2,209	(0.26)%	0.25%	(4.89)%

MML Inflation-Protected Bond Division

December 31,

2003	13,847	1.09	15,102	3.18%	0.25%	6.74%

2002*	2,910	1.02	2,974	4.34%	0.25%	3.08%

MML Large Cap Value Division

December 31,

2003	132,267	1.03	135,831	0.85%	0.25%	29.26%

2002*	97,372	0.79	77,358	0.96%	0.25%	(16.44)%

MML Managed Bond Division

December 31,

2003	1,586,116	1.38	2,190,818	5.20%	0.25%	5.33%

2002	1,607,615	1.31	2,108,211	6.10%	0.25%	8.13%

2001	1,353,406	1.21	1,641,358	6.68%	0.25%	7.62%

2000	1,209,777	1.13	1,363,297	5.40%	0.25%	10.94%

1999	1,462,515	1.02	1,485,978	6.71%	0.25%	(2.08)%

MML Money Market Division

December 31,

2003	2,117,065	1.19	2,514,900	0.62%	0.25%	0.37%

2002	2,039,251	1.18	2,413,524	1.01%	0.25%	1.04%

2001	1,659,571	1.17	1,944,042	3.38%	0.25%	3.41%

2000	1,324,263	1.13	1,499,965	5.66%	0.25%	5.78%

1999	1,576,732	1.07	1,688,294	4.47%	0.25%	4.53%

MML OTC 100 Division

December 31,

2003	21,576	0.79	17,108	-	0.25%	48.26%

2002*	11,565	0.53	6,185	(0.25)%	0.25%	(37.84)%

MML Small Cap Equity Division

December 31,

2003	1,378,191	1.15	1,586,502	0.20%	0.25%	30.97%

2002	1,325,983	0.88	1,165,502	0.01%	0.25%	(12.06)%

2001	1,079,160	1.00	1,078,605	0.31%	0.25%	3.10%

2000	888,297	0.97	861,172	0.63%	0.25%	13.38%

1999	766,353	0.86	655,447	1.24%	0.25%	(1.29)%

MML Small Cap Growth Equity Division

December 31,

2003	84,823	1.02	86,694	-	0.25%	48.18%

2002*	62,809	0.69	43,322	(0.25)%	0.25%	(26.13)%

MML Small Company Opportunities Division

December 31,

2003*	8,912	1.37	12,226	4.48%	0.25%	37.18%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Investment Income Ratio	Expense Ratio	Total Return
		Unit Value	Amount
Oppenheimer Aggressive Growth Division

December 31,

2003	2,782,846	$0.96	$2,670,304	-	0.25%	25.28%

2002	2,633,475	0.77	2,017,102	0.42%	0.25%	(27.97)%

2001	2,448,559	1.06	2,603,787	15.95%	0.25%	(31.44)%

2000	2,064,993	1.55	3,202,892	3.23%	0.25%	(11.49)%

1999	1,433,705	1.75	2,511,538	(0.25)%	0.25%	83.15%

Oppenheimer Bond Division

December 31,

2003	120,167	1.18	141,617	5.42%	0.25%	6.51%

2002	77,666	1.11	85,934	5.18%	0.25%	8.81%

2001*	37,004	1.02	37,629	(0.03)%	0.25%	1.69%

Oppenheimer Capital Appreciation Division

December 31,

2003	4,174,862	1.24	5,170,320	0.38%	0.25%	30.62%

2002	4,038,924	0.95	3,829,460	0.35%	0.25%	(27.04)%

2001	3,897,325	1.30	5,064,745	9.88%	0.25%	(12.80)%

2000	3,574,761	1.49	5,327,216	6.08%	0.25%	(0.48)%

1999	2,704,695	1.50	4,050,014	2.30%	0.25%	41.30%

Oppenheimer Global Securities Division

December 31,

2003	2,649,779	1.63	4,324,610	0.76%	0.25%	42.66%

2002	2,596,125	1.14	2,969,959	0.30%	0.25%	(22.33)%

2001	2,536,921	1.47	3,736,600	13.55%	0.25%	(12.26)%

2000	2,204,897	1.68	3,701,263	13.91%	0.25%	4.84%

1999	1,917,759	1.60	3,071,028	2.40%	0.25%	58.09%

Oppenheimer High Income Division

December 31,

2003	125,459	1.20	150,670	6.66%	0.25%	23.65%

2002	86,106	0.97	83,631	2.52%	0.25%	(2.64)%

2001*	13,526	1.00	13,494	(0.01)%	0.25%	(0.24)%

Oppenheimer International Growth Division

December 31,

2003	44,816	0.90	40,274	1.41%	0.25%	49.75%

2002	31,641	0.60	18,988	0.30%	0.25%	(28.68)%

2001*	12,201	0.84	10,267	0.00%	0.25%	(15.85)%

Oppenheimer Main Street Division

December 31,

2003	317,099	0.97	308,038	0.92%	0.25%	26.40%

2002*	278,392	0.77	213,949	(0.19)%	0.25%	(19.00)%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Investment Income Ratio	Expense Ratio	Total Return
		Unit Value	Amount
Oppenheimer Strategic Bond Division

December 31,

2003	667,668	$1.38	$920,783	6.17%	0.25%	17.78%

2002	646,760	1.17	757,320	7.66%	0.25%	7.18%

2001	633,432	1.09	692,077	5.75%	0.25%	4.58%

2000	557,765	1.04	582,683	9.18%	0.25%	2.38%

1999	698,353	1.02	712,598	2.31%	0.25%	2.57%

Scudder VIT Small Cap Index Division

December 31,

2003	66,101	1.14	75,388	1.02%	0.25%	46.06%

2002	48,563	0.78	37,920	0.87%	0.25%	(20.78)%

2001*	30,943	0.99	30,501	14.61%	0.25%	(1.43)%

T. Rowe Price Blue Chip Growth Division

December 31,

2003*	43,397	1.21	52,341	0.19%	0.25%	20.61%

T. Rowe Price Equity Income Division

December 31,

2003*	9,054	1.23	11,111	0.54%	0.25%	22.71%

T. Rowe Price Mid-Cap Growth Division

December 31,

2003	2,280,982	1.49	3,393,055	-	0.25%	38.04%

2002	2,269,721	1.08	2,445,868	(0.25)%	0.25%	(21.45)%

2001	2,068,370	1.37	2,837,387	(0.01)%	0.25%	(1.17)%

2000	1,866,072	1.39	2,591,087	1.64%	0.25%	7.16%

1999	1,310,426	1.30	1,697,605	1.68%	0.25%	23.42%

Templeton Foreign Securities Division

December 31,

2003	147,364	0.98	144,625	1.72%	0.25%	31.88%

2002	74,616	0.74	55,525	1.03%	0.25%	(18.76)%

2001*	35,879	0.92	32,867	(67.52)%	0.25%	(8.40)%

*	Commenced operations

B.	The SVUL Segment is assessed expense charges, including a Mortality and Expense risk charge, Insurance charge, Administrative charge, Face Amount charge, Rider charges and Loan Rate Expense charges. These charges are either assessed as a direct reduction in unit values or through redemption of units for all policies contained within the SVUL Segment.

Mortality	and Expense Risk Charges

C.M. Life will make deductions, for all policy years, for mortality and expense risks undertaken by C.M. Life. Current and maximum rates range from 0.25% to 0.90% on an annual basis of a policy’s daily net asset value.

These charges are a reduction in unit values.

Insurance	Charges:

C.M. Life will make deductions of current rates ranging from $0.00 to $70.83 per $1,000 of insurance risk, dependent on the gender, issue age, and risk classification of the Insureds and the year of coverage. The maximum amount deducted ranging from $0.00 to $83.33 per $1,000 of insurance risk. The maximum rate is based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables. This charge compensates C.M. Life for providing the policyowners with life insurance protection.

Notes To Financial Statements (Continued)

These charges are a reduction in unit values.

Administrative	Charges:

C.M. Life will make deductions of $12 per month, for policy years 1-10, and $6 per month in years 11 and later. These charges are for administrative services provided by C.M. Life.

These charges are a reduction in unit values.

Face Amount Charges:

C.M. Life will make deductions, for all coverage years 1-10, of $0.13 per month per $1,000 of face amount of the policy. No charge is assessed for coverage years 11 and later. The Face Amount charge reimburses C.M. Life for issuing and administering the policy and for such activities as processing claims, maintaining records and communicating with the policyowners.

These charges are a reduction in unit values.

Rider	Charges:

C.M. Life will make deductions for additional Riders available with the policy, such as estate protection charges (ranging from $0.00 to $14.97 per $1,000 of insurance risk).

These charges are a reduction in unit values.

Loan	Rate Expense Charges:

C.M. Life will make deductions, for policy years 1-10, 0.50% of loaned amount and in policy years 11+, 0.25% of loaned amount. The maximum charge for all policy years is 2.0% of loaned amount. This charge reimburses C.M. Life for the expenses of administering the loan.

These charges are a reduction in unit values.

Independent Auditors' Report

To the Board of Directors and Shareholder of
C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of
C.M. Life Insurance Company (the "Company") as of December 31, 2003 and 2002,
and the related statutory statements of income, changes in shareholder's equity, and cash flows for the years ended December 31, 2003, 2002 and 2001.
These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United
States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of C.M. Life Insurance
Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for the years ended December 31, 2003, 2002 and 2001.
In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance
Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and 2001, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, effective January
1, 2001, the Company adopted certain statutory accounting practices as a result of the State of Connecticut Insurance Department's adoption of the National
Association of Insurance Commissioners' Accounting Practices and Procedures
Manual. In addition, effective January 1, 2003, the Company adopted Statement of Statutory Accounting Principles No. 86, "Accounting for Derivative
Instruments and Hedging, Income Generation, and Replication (Synthetic Asset)
Transactions."

DELOITTE & TOUCHE LLP

March 5, 2004

                                     FF-1

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                      December 31,
                                                     2003      2002
                                                     ----      ----
                                                     (In Millions)

          Assets:

          Bonds................................... $2,124.3  $1,510.7
          Common stock--subsidiary................    208.8     194.0
          Mortgage loans..........................    579.8     420.9
          Policy loans............................    124.9     132.9
          Other investments.......................    113.4     110.3
          Cash and short-term investments.........    868.9     722.5
                                                   --------  --------

          Total invested assets...................
                                                    4,020.1
                                                              3,091.3
          Accrued investment income...............     38.4      32.4
          Insurance amounts receivable............    (36.8)     16.4
          Deferred income taxes...................     12.4      10.1
                                                   --------  --------

                                                    4,034.1   3,150.2
          Separate account assets.................  3,531.9   2,958.4
                                                   --------  --------

          Total assets............................ $7,566.0  $6,108.6
                                                   ========  ========

                 See Notes to Statutory Financial Statements.

                                     FF-2

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

                                                       December 31,
                                                      2003         2002
                                                      ----         ----
                                                    ($ In Millions Except For
                                                        Par Value)

         Liabilities:

         Policyholders' reserves................... $3,541.1     $2,712.3
         Deposit fund balances.....................     31.1         16.4
         Policyholders' claims and other benefits..      8.9         16.3
         Transfers due from separate accounts......    (89.0)       (94.3)
         Payable to parent.........................     42.3         46.4
         Federal income taxes......................     27.0         45.0
         Asset valuation reserves..................     25.5         15.8
         Other liabilities.........................     61.1         51.5
                                                     --------     --------

                                                     3,648.0      2,809.4

         Separate account liabilities..............  3,531.9      2,958.4
                                                     --------     --------

         Total liabilities.........................  7,179.9      5,767.8
                                                     --------     --------

         Shareholder's equity:

         Common stock, $200 par value
           50,000 shares authorized
           12,500 shares issued and outstanding....      2.5          2.5
         Paid-in and contributed surplus...........    390.3        390.3
         Surplus...................................     (6.7)       (52.0)
                                                     --------     --------

         Total shareholder's equity................    386.1        340.8
                                                     --------     --------

         Total liabilities and shareholder's equity $7,566.0     $6,108.6
                                                     ========     ========

                 See Notes to Statutory Financial Statements.

                                     FF-3

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                              Years Ended December 31,
                                                              2003      2002      2001
                                                              ----      ----      ----
                                                                    (In Millions)

Revenue:

Premium income............................................. $1,380.8  $1,830.1  $1,618.8
Net investment income......................................    210.7     147.3     115.3
Fees and other income......................................    149.6     143.1      72.5
                                                            --------  --------  --------

Total revenue..............................................  1,741.1   2,120.5   1,806.6
                                                            --------  --------  --------

Benefits and expenses:

Policyholders' benefits and payments.......................
                                                               610.1
                                                                         658.0
                                                                                   467.7
Addition to policyholders' reserves and funds..............    769.9   1,204.6   1,059.6
Operating expenses.........................................    118.0     152.3     168.5
Commissions................................................    114.4     136.1     121.9
State taxes, licenses and fees.............................     18.0      18.1      14.8
                                                            --------  --------  --------

Total benefits and expenses................................  1,630.4   2,169.1   1,832.5
                                                            --------  --------  --------

Net gain (loss) from operations before federal income taxes    110.7     (48.6)    (25.9)

Federal income taxes (benefit).............................     37.1      12.5      (1.8)
                                                            --------  --------  --------

Net gain (loss) from operations............................     73.6     (61.1)    (24.1)

Net realized capital (losses) gains........................     (3.3)     61.7      (5.5)
                                                            --------  --------  --------

Net income (loss).......................................... $   70.3  $    0.6  $  (29.6)
                                                            ========  ========  ========

                 See Notes to Statutory Financial Statements.

                                     FF-4

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                                   Years Ended December 31,
                                                                    2003     2002    2001
                                                                    ----     ----    ----

Shareholder's equity, beginning of year, as previously reported... $340.8   $187.9  $146.7
Cumulative effect of the change in statutory accounting principles      -        -    15.9
                                                                   ------   ------  ------

Shareholder's equity, beginning of year, as adjusted..............  340.8    187.9   162.6

Increase (decrease) due to:

Net income (loss).................................................   70.3      0.6   (29.6)
Change in net unrealized capital gains (losses)...................    1.7      1.1    (4.9)
Change in asset valuation reserves................................   (9.7)     0.3     4.7
Additional paid-in and contributed surplus........................      -    191.5    45.0
Change in non-admitted assets.....................................  (26.8)   (11.0)    8.1
Change in reserve valuation bases.................................      -    (34.9)      -
Change in deferred income tax.....................................    9.8      2.9     2.0
Other.............................................................      -      2.4       -
                                                                   ------   ------  ------

Net increase......................................................   45.3    152.9    25.3
                                                                   ------   ------  ------

Shareholder's equity, end of year................................. $386.1   $340.8  $187.9
                                                                   ======   ======  ======

                 See Notes to Statutory Financial Statements.

                                     FF-5

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                      Years Ended December 31,
                                                                      2003       2002      2001
                                                                      ----       ----      ----
                                                                           (In Millions)

Cash flows from operating activities:

Net income (loss)................................................. $    70.3  $     0.6  $ (29.6)
Addition to policyholders' reserves and policy benefits, net of
  transfers to separate accounts..................................     826.7      970.6    406.2
Change in accrued investment income...............................      (6.0)      (4.6)    (6.4)
Change in federal income tax payable or receivable................     (18.0)      22.5     10.2
Net realized capital losses (gains)...............................       3.3      (61.7)     5.5
Other.............................................................      73.5       31.1     13.7
                                                                   ---------  ---------  -------

Net cash provided by operating activities.........................     949.8      958.5    399.6
                                                                   ---------  ---------  -------

Cash flows from investing activities:

Loans and purchases of investments................................  (1,492.8)  (1,029.0)  (713.5)
Sales and maturities of investments and receipts from repayment of
  loans...........................................................     675.7      575.4    360.6
                                                                   ---------  ---------  -------

Net cash used in investing activities.............................    (817.1)    (453.6)  (352.9)
                                                                   ---------  ---------  -------

Cash flows from financing activities:

Policyholders' account balance deposits...........................      22.5       16.6      5.2
Policyholders' account balance withdrawals........................      (8.8)      (8.6)    (2.7)
Additional paid-in and contributed surplus........................         -          -     45.0
                                                                   ---------  ---------  -------

Net cash provided by financing activities.........................      13.7        8.0     47.5
                                                                   ---------  ---------  -------

Increase in cash and short-term investments.......................     146.4      512.9     94.2

Cash and short-term investments, beginning of year................     722.5      209.6    115.4
                                                                   ---------  ---------  -------

Cash and short-term investments, end of year...................... $   868.9  $   722.5  $ 209.6
                                                                   =========  =========  =======

                 See Notes to Statutory Financial Statements.

                                     FF-6

Notes To Statutory Financial Statements

1. NATURE OF OPERATIONS

   C.M. Life Insurance Company (the "Company") is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company
   ("MassMutual"). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a. Basis of Presentation

   The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners ("NAIC") and the
   accounting practices prescribed or permitted by the State of Connecticut
   Insurance Department ("Department").

   On January 1, 2003, the Company adopted Statement of Statutory Accounting
   Principles No. 86 "Accounting for Derivative Instruments and Hedging, Income
   Generation, and Replication (Synthetic Asset) Transactions" ("SSAP No. 86").
   For 2002, prior to the adoption of SSAP 86, changes in the fair value of derivative financial instruments were recorded as a component of net income as realized capital gains and losses. In 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in
   Shareholder's Equity as unrealized capital gains and losses. See Note 3 for additional information regarding the adoption of new accounting standards.

   On January 1, 2001, the Company adopted the Codification of Statutory
   Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America.

   Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences between statutory accounting principles and GAAP are as follows:
   (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies; (b) statutory policy reserves are based upon the Commissioners' Reserve Valuation Methods and statutory mortality and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to shareholder's equity, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances; (f) majority-owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) assets are reported at "admitted asset" value and "non-admitted assets" are excluded through a charge against shareholder's equity, while under GAAP,
   "non-admitted assets" are recorded net of any valuation allowance; (h)
   reinsurance recoverables are reported as a reduction of policyholders'
   reserves and deposit fund balances, while under GAAP, these recoverables are reported as an asset; and (i) changes in the fair value of derivative financial instruments are recorded as a change in shareholder's equity, whereas GAAP records these changes as a component of net income.

   The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other than temporary impairments, and the liability for future policyholders' reserves and deposit fund balances. Future events, including but not limited to, changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

   Certain 2002 and 2001 balances have been reclassified to conform to the current year presentation.

                                     FF-7

Notes To Statutory Financial Statements, Continued

b. Bonds

   Generally, bonds are valued at amortized cost using the constant yield method. Bond transactions are recorded on a trade date basis. The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss and a new cost basis is established using management's estimate of net realizable value.

   For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c. Common Stock-Subsidiary

   During 2002, MML Bay State Insurance Company ("Bay State") became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State's outstanding shares of common stock from
   MassMutual to the Company. This transaction was in the form of a related party capital contribution and is therefore considered a "non-economic transaction." The transaction was recorded at existing book value and no realized capital gain or loss was recorded on this transaction. The Company accounts for the value of its investment in Bay State at its underlying statutory net equity. Bay State's operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory
   Statements of Changes in Shareholder's Equity. Dividends are recorded as net investment income when received.

d. Mortgage Loans

   Mortgage loans are valued at amortized cost net of valuation reserves. The
   Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Interest income earned on impaired loans is accrued on the net carrying value of the loan based on the loan's effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan. Changes in the valuation reserves for mortgage loans are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

e. Policy Loans

   Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f. Other Investments

   Other investments primarily include investments in derivatives, unaffiliated common stocks, partnerships, limited liability companies, real estate, and preferred stocks. Preferred stocks in good standing are valued at amortized cost.

   Unaffiliated common stocks are valued at fair value with unrealized capital gains and losses included as a change in shareholder's equity. Common stock transactions are recorded on a trade date basis.

   The values of unaffiliated common stocks are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and
   (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized as a component of net income as a realized capital loss, and a new cost basis is established using fair value.

                                     FF-8

Notes To Statutory Financial Statements, Continued

   The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the general account until other suitable investments become available. The Company's derivative strategy employs a variety of instruments, including forward commitments, interest rate and currency swaps, equity and asset swaps and options. Investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

   For derivative financial instruments, the fair value is included in other investments on the Statutory Statements of Financial Position. Net amounts receivable and payable are accrued and included in other investments on the
   Statutory Statements of Financial Position.

   Partnerships and limited liability companies ("LLCs") are accounted for using the equity method. When it is probable that the Company will be unable to recover the outstanding carrying value of an investment, an other than temporary impairment is recognized as a component of net income as a realized capital loss for the excess of the carrying value over the estimated fair value. The estimated fair value is determined by evaluating the Company's current equity value in the underlying investment, performed by assessing the partnership or LLC's balance sheet, cash flow and current financial condition.

g. Cash and Short-Term Investments

   The Company considers all highly liquid investments purchased with maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

h. Accrued Investment Income

   Accrued investment income consists primarily of interest and dividends.
   Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on:
   (a) unpaid interest on bonds in default; (b) interest on mortgage loans delinquent more than 90 days or where collection of interest is uncertain;
   (c) rent in arrears for more than three months; and (d) policy loan interest due and accrued in excess of cash value.

i. Non-Admitted Assets

   Assets designated as "non-admitted" by the NAIC include prepaid agent commissions, other prepaid expenses, advances and receivables, and interest maintenance reserve ("IMR") asset. Such amounts are excluded from the
   Statutory Statements of Financial Position by an adjustment to shareholder's equity.

j. Separate Accounts

   Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company.
   Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

   Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts for which the policyholder assumes the investment risk and guaranteed separate accounts. The Company did not have any guaranteed separate accounts at December 31, 2003 or 2002. Premium income, benefits and expenses of the separate accounts are reported as a component of net income.
   Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not reported as a component of net income.

k. Policyholders' Reserves

   Policyholders' reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods

                                     FF-9

Notes To Statutory Financial Statements, Continued

   computed principally on the net level premium method and the Commissioners'
   Reserve Valuation Method bases using the 1980 Commissioners' Standard
   Ordinary mortality tables with assumed interest rates ranging from 4.00% to
   4.50%.

   Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 5.25% to 7.25%.

   Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual
   Statement Instructions. Term life products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and corporate owned life insurance products use a formula which applies a weighted average credited rate to the mean account value.

   The Company waives deduction of deferred fractional premiums at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

   The reserve method applied to standard policies is used for the substandard reserve calculations which are based on a substandard mortality rate (a multiple of standard reserve tables).

   The Company had $4,925.0 million and $3,542.5 million of insurance in force at December 31, 2003 and 2002, respectively, for which the gross premium is less than the net premium according to the standard valuation set by the
   Department.

   Guaranteed minimum death benefit ("GMDB") reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, as well as the contractual provisions of the issued GMDBs. During 2003, the
   Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves. The GMDB reserve balances at December 31, 2003 and 2002 were $10.3 million and $22.8 million, respectively.

   During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to
   December 31, 2001, resulting in a $36.1 million decrease in shareholder's equity.

   During 2002, the Company reflected Actuarial Guideline XXXIV for minimum guaranteed death benefits included in variable annuity contracts, resulting in a $1.2 million increase in shareholder's equity.

   All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

l. Deposit Fund Balances

   Reserves for supplemental contracts and annuities certain are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

m. Transfers Due From Separate Accounts

   Transfers due from separate accounts represent a net receivable from the
   Company's separate account.

n. Asset Valuation Reserves

   The Company maintains an asset valuation reserve ("AVR"). The AVR is a contingency reserve to offset potential credit-related losses of stocks, as well as declines in the value of bonds, mortgage loans, real estate investments, partnerships and LLCs.

o. Other Liabilities

   Other liabilities primarily include cash collateral received related to derivative contracts, derivatives payable, insurance and investment amounts in suspense, payables for securities purchased, amounts payable on reinsurance contracts, and due and accrued expenses.

                                     FF-10

Notes To Statutory Financial Statements, Continued

p. Reinsurance

   The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded are reported on a net basis. Premium income, benefits to policyholders, and policyholders' reserves are stated net of reinsurance. Reinsurance premium, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. See Note 7 for additional information on reinsurance agreements with affiliates.

q. Premium and Related Expense Recognition

   Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized when received.
   Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a component of net income in benefits and expenses.

r. Realized and Unrealized Capital Gains and Losses

   Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts.
   Realized capital gains and losses are recognized in net income and are determined using the specific identification method. Net realized after-tax capital losses of $6.1 million in 2003, $8.9 million in 2002, and $0.9 million in 2001 were deferred into the IMR.

   The IMR defers all interest-related, after-tax, realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.
   Amortization of the IMR amounted to $6.3 million in 2003, $0.6 million in
   2002 and $(0.9) million in 2001.

   Unrealized capital gains and losses are recorded as a change in shareholder's equity.

3. NEW ACCOUNTING STANDARDS

   On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes
   SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting
   Standards Board Statement No. 133, "Accounting for Derivative Instruments
   and Hedging Activities." SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in the hedging transactions that do no meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP
   No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1,
   2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on shareholder's equity. Accordingly, the Company reports the change in market value of its open derivative contracts for the year ended
   December 31, 2003 of $27.0 million as a change in net unrealized capital losses on the Statutory Statement of Changes in Shareholder's Equity and for
   the years ended December 31, 2002 and 2001 of $68.5 million and $1.0 million, respectively, as a component of net income as net realized capital gains.

   On January 1, 2001, Codification became effective and was adopted by the
   Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on shareholder's equity of $15.9 million was principally due to a change in accounting for certain investments in derivatives, the exclusion of a cost of collection liability and the admission of a net deferred tax asset.

                                     FF-11

Notes To Statutory Financial Statements, Continued

4. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a. Bonds

   The carrying value and estimated fair value of bonds were as follows:

                                                                       December 31, 2003
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                  $  159.9   $  2.4     $ 0.2    $  162.1
Debt securities issued by foreign governments                    0.5      0.1         -         0.6
Asset-backed securities                                        132.3      3.0       1.5       133.8
Mortgage-backed securities                                     256.3      3.9       1.8       258.4
State and local governments                                      5.4      0.2       0.2         5.4
Corporate debt securities                                    1,439.2     85.2       8.8     1,515.6
Utilities                                                      122.6      8.1       0.7       130.0
Affiliates                                                       8.1        -         -         8.1
                                                            --------   ------     -----    --------
                                                            $2,124.3   $102.9     $13.2    $2,214.0
                                                            ========   ======     =====    ========

                                                                       December 31, 2002
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                  $   58.5   $  1.7      $0.1    $   60.1
Debt securities issued by foreign governments                    1.4        -         -         1.4
Asset-backed securities                                         54.3      4.0       1.7        56.6
Mortgage-backed securities                                     244.7      8.0         -       252.7
State and local governments                                      1.1      0.2         -         1.3
Corporate debt securities                                    1,072.1     89.3       6.0     1,155.4
Utilities                                                       69.9      6.1       0.9        75.1
Affiliates                                                       8.7      0.1       0.2         8.6
                                                            --------   ------      ----    --------
                                                            $1,510.7   $109.4      $8.9    $1,611.2
                                                            ========   ======      ====    ========

   The following table summarizes the carrying value and estimated fair value of bonds at December 31, 2003 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                                  Estimated
                                                                         Carrying   Fair
                                                                          Value     Value
                                                                          -----     -----
                                                                           (In Millions)
Due in one year or less                                                  $   49.8 $   50.7
Due after one year through five years                                       385.0    406.9
Due after five years through ten years                                      966.9  1,025.2
Due after ten years                                                         187.9    192.1
                                                                         -------- --------
                                                                          1,589.6  1,674.9
Asset and mortgage-backed securities, and obligations of U.S. government
 corporations and agencies                                                  534.7    539.1
                                                                         -------- --------
                                                                         $2,124.3 $2,214.0
                                                                         ======== ========

                                     FF-12

Notes To Statutory Financial Statements, Continued

   The purchases, sales and maturities, and gain/loss activity of bonds were as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                        2003      2002   2001
                                                        ----      ----   ----
                                                          (In Millions)
    Cost of investments acquired                      $1,161.2   $840.1 $550.3
    Proceeds from investments sold, matured or repaid    544.8    482.6  275.0
    Gross realized capital gains                           6.1      3.3    1.6
    Gross realized capital losses                          8.9     14.3    9.3

   Portions of realized capital gains and losses were deferred into the IMR.
   Other than temporary impairments on bonds during the years ended December
   31, 2003, 2002 and 2001 were $4.9 million, $6.3 million and $4.7 million, respectively, and were recorded as a component of net income as a realized capital loss.

   The Company reviews and monitors its investments on an ongoing basis. Many factors are taken into consideration when determining whether an investment's loss should be considered other than temporary. Some of these factors include: the magnitude and duration of the loss associated with the investment, the state of the issuer's financial condition and the issuer's continued satisfaction of the securities' obligations. The Company considers the following guideline in the evaluation of the magnitude and duration of a loss: fixed maturity investments that have a fair value of 80% or less of book value for six months or greater. Through the Company's comprehensive evaluation, management concluded that the fixed maturities related to the unrealized losses do not substantiate an other than temporary designation.
   Of the $16.5 million in unrealized losses, $3.6 million are related to unrealized losses of 12 months or longer.

   The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

b. Common Stock-Subsidiary

   During 2002, Bay State became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State's outstanding shares of common stock from MassMutual to the Company. Bay State primarily writes variable life and corporate owned life insurance business. During
   2003, the Company received $19.0 million in dividends from Bay State.
   Summarized below is statutory financial information for Bay State as of and for the years then ended:

                                         December 31,
                                         ------------
                                    2003     2002     2001
                                    ----     ----     ----
                                        (In Millions)
                    Total revenue $  183.9 $  193.2 $  676.2
                    Net income        34.9     14.7     25.4
                    Assets         4,112.3  3,872.2  3,870.1
                    Liabilities    3,903.5  3,678.2  3,689.8

c. Mortgage Loans

   Mortgage loans, comprised primarily of commercial mortgage loans, were
   $579.8 million and $420.9 million, net of valuation reserves of $0.2 million and $0.1 million at December 31, 2003 and 2002, respectively. The Company's mortgage loans primarily finance various types of commercial properties throughout the United States. There were no other than temporary impairments recorded for the years ended December 31, 2003, 2002 and 2001. There were no restructured loans at December 31, 2003 and 2002.

                                     FF-13

Notes To Statutory Financial Statements, Continued

   At December 31, 2003 scheduled mortgage loan maturities, net of valuation reserves, were as follows:

                                              (In Millions)
                    2004                         $ 14.9
                    2005                           42.4
                    2006                           43.4
                    2007                           23.6
                    2008                           70.8
                    Thereafter                    202.4
                                                 ------
                    Commercial mortgage loans     397.5
                    Mortgage loans pools          182.3
                                                 ------
                    Total mortgage loans         $579.8
                                                 ======

   The Company invests in mortgage loans collateralized principally by commercial real estate. During 2003, commercial mortgage loan lending rates ranged from 2.4% to 8.9%, and mezzanine loan lending rates ranged from 10.0%
   to 10.5%.

   The purchases, sales and maturities, and gain/loss activity of mortgage loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2003     2002    2001
                                                        ----     ----    ----
                                                          (In Millions)
     Cost of investments acquired                      $261.5   $168.0  $119.4
     Proceeds from investments sold, matured or repaid  103.6     75.5    61.0
     Gross realized capital gains                         0.1      0.1     0.6
     Gross realized capital losses                        0.5      0.4       -

   The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 80% and 84% at December 31, 2003 and 2002, respectively. The maximum percentage of any one mezzanine loan to the value of security at the time the loan was originated was 96% and 98% at December
   31, 2003 and 2002, respectively.

   The geographic distributions of the mortgage loans were as follows:

                                                 December 31,
                                                 ------------
                                                  2003   2002
                                                  ----   ----
                                                 (In Millions)
                  California                     $ 97.9 $ 63.7
                  Texas                            48.8   33.3
                  Illinois                         21.7   16.6
                  Massachusetts                    21.5   13.3
                  Pennsylvania                     17.3   16.5
                  New York                         17.2   17.2
                  Florida                          11.3   20.3
                  All other states and countries  161.8   88.2
                                                 ------ ------
                  Commercial mortgage loans       397.5  269.1
                  Mortgage loan pools             182.3  151.8
                                                 ------ ------
                  Total mortgage loans           $579.8 $420.9
                                                 ====== ======

d. Other Investments

   Investments in partnerships and LLCs were $22.5 million and $6.7 million at
   December 31, 2003 and 2002, respectively. Other than temporary impairments of partnerships and LLCs for the years ended December 31, 2003 and 2002 were
   $0.1 million and $0.4 million, respectively, and were included as a component of net income as a realized capital loss. There were no other than temporary impairments for the year ended December 31, 2001. Net investment income of partnerships and LLCs was less than $1 million for the years ended
   December 31, 2003, 2002, respectively. There was no net investment income for the year ended December 31, 2001 for these investments.

                                     FF-14

Notes To Statutory Financial Statements, Continued

   The purchases, sales and gain/loss activity of partnerships and LLCs were as follows:

                                                          Years Ended December 31,
                                                          ------------------------
                                                          2003     2002    2001
                                                          ----     ----    ----
                                                           (In Millions)
       Cost of investments acquired                       $17.3    $6.2    $0.1
       Proceeds from investments sold                       1.6       -       -
       Gross realized capital gains                         0.2       -       -
       Gross realized capital losses                        0.2     0.4       -

e. Short-Term Investments

   The carrying value of short-term investments was as follows:

                                                           December 31,
                                                           ------------
                                                            2003   2002
                                                            ----   ----
                                                           (In Millions)
        U. S. Treasury securities and obligations of U.S.
         government corporations and agencies              $ 23.9 $ 95.6
        Corporate debt securities                           774.8  585.0
        Utilities                                            84.1   35.4
                                                           ------ ------
        Total                                              $882.8 $716.0
                                                           ====== ======

f. Net Realized Capital Gains and Losses

   Net realized capital gains and losses were comprised of the following:

                                                           Years Ended December 31,
                                                           ------------------------
                                                            2003      2002    2001
                                                            ----      ----    ----
                                                               (In Millions)
Bonds                                                      $ (2.8)   $(11.0) $(7.7)
Mortgage loans                                               (0.4)     (0.3)   0.6
Closed derivatives                                          (10.3)     (9.0)  (1.2)
Other investments                                             0.6      (1.2)   0.1
Federal and state taxes                                       3.5       5.8    0.8
                                                           ------    ------  -----
Subtotal                                                     (9.4)    (15.7)  (7.4)
Derivatives mark-to-market                                      -      68.5    1.0
                                                           ------    ------  -----
Net realized capital (losses) gains before deferral to IMR   (9.4)     52.8   (6.4)
                                                           ------    ------  -----
Losses deferred to IMR                                        9.4      13.7    1.4
Less: taxes on net deferred losses                           (3.3)     (4.8)  (0.5)
                                                           ------    ------  -----
Net loss deferred to IMR                                      6.1       8.9    0.9
                                                           ------    ------  -----
Total net realized capital (losses) gains                  $ (3.3)   $ 61.7  $(5.5)
                                                           ======    ======  =====

5. PORTFOLIO RISK MANAGEMENT

   The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the general account until other suitable investments become available. The Company's derivative strategy employs a variety of instruments, including interest rate and currency swaps, options, forward commitments, and asset and equity swaps. Investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

                                     FF-15

Notes To Statutory Financial Statements, Continued

   Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The
   Company's option contracts have terms of up to fifteen years.

   The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. The Company enters into forward U.S. Treasury, Government National Mortgage Association,
   Federal National Mortgage Association and other commitments for the purpose of managing interest rate exposure.

   Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks.

   The Company's principal market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. Counterparties to derivative financial instruments expose the Company to credit-related losses in the event of non-performance.
   In many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the
   Company is due amounts, to be offset by contracts in a negative position.
   This right of offset combined with collateral obtained from counterparties reduces the Company's exposure. As of December 31, 2003, the Company obtained collateral of $17.9 million. There was no collateral obtained as of
   December 31, 2002. The amounts at risk, in a net gain position, net of offsets and collateral, were $38.8 million and $78.7 million at December 31,
   2003 and 2002, respectively. The Company monitors exposure to ensure counterparties are credit-worthy and the concentration of exposure is minimized.

   The following table summarizes the carrying value, fair value and notional amount of the Company's derivative financial instruments:

                                                     December 31, 2003,
                                                     ------------------
                                                  Carrying Fair   Notional
                                                   Value   Value   Amount
                                                   -----   -----   ------
                                                       (In Millions)
      Interest rate swaps                          $50.2   $50.2  $  752.3
      Options                                        4.0     4.0     468.0
      Forward commitments, equity and asset swaps    1.4     1.4     145.0
      Currency swaps                                (3.2)   (3.2)     17.1
      Financial futures--short positions               -       -      65.5
                                                   -----   -----  --------
      Total                                        $52.4   $52.4  $1,447.9
                                                   =====   =====  ========

                                                     December 31, 2002,
                                                     ------------------
                                                  Carrying Fair   Notional
                                                   Value   Value   Amount
                                                   -----   -----   ------
                                                       (In Millions)
      Interest rate swaps                          $65.8   $65.8  $1,104.0
      Options                                        6.8     6.8     379.5
      Forward commitments, equity and asset swaps    3.3     3.3     244.5
      Currency swaps                                 1.0     1.0      17.3
                                                   -----   -----  --------
      Total                                        $76.9   $76.9  $1,745.3
                                                   =====   =====  ========

   Notional amounts do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   Net investment income on derivative instruments was $26.9 million, $14.5 million and $1.7 million for the years ended December 31, 2003, 2002 and
   2001, respectively.

                                     FF-16

Notes To Statutory Financial Statements, Continued

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow.
   Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

   Bonds and stocks: Estimated fair value of bonds and stocks is based on values provided by the NAIC's Securities Valuation Office ("SVO") when available. If SVO values are not available, quoted market values provided by other third party organizations are used. If quoted market values are unavailable, fair value is determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

   Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

   Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the
   Statutory Statements of Financial Position.

   Derivative financial instruments: Estimated fair value for these instruments is based upon quotations obtained from independent sources.

   Investment-type insurance contracts: The estimated fair value is determined by discounting future cash flows at current market rates.

   The following table summarizes the Company's financial instruments:

                                                   December 31,
                                                   ------------
                                              2003               2002
                                       ------------------ ------------------
                                                Estimated          Estimated
                                       Carrying   Fair    Carrying   Fair
                                        Value     Value    Value     Value
                                        -----     -----    -----     -----
                                                   (In Millions)
   Financial assets:
   Bonds                               $2,124.3 $2,214.0  $1,510.7 $1,611.1
   Common stocks-unaffiliated              20.7     20.7      16.0     16.0
   Preferred stocks                         8.2      9.1       8.3      9.0
   Mortgage loans                         579.8    600.3     420.9    447.6
   Policy loans                           124.9    124.9     132.9    132.9
   Derivative financial instruments        52.4     52.4      76.9     76.9
   Cash and short-term investments        868.9    868.9     722.5    722.5

   Financial liabilities:
   Investment-type insurance contracts  2,249.7  2,331.2   1,506.4  1,505.6

7. RELATED PARTY TRANSACTIONS

   MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $121.1 million, $161.8 million and $171.6 million in 2003,
   2002 and

                                     FF-17

Notes To Statutory Financial Statements, Continued

   2001, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

   The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contractholders can make a non-taxable exchange of their contract for an enhanced Company variable annuity contract. The Company received premium income of $116.5 million,
   $256.2 million and $295.6 million in 2003, 2002 and 2001, respectively, related to these exchange programs. The Company has an agreement with
   MassMutual to compensate MassMutual for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company recorded commissions payable of $1.1 million and $5.3 million as of December
   31, 2003 and 2002, respectively and paid commissions of $9.4 million, $5.2 million and $15.0 million for the years ended December 31, 2003, 2002 and
   2001, respectively.

   The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company's retention limit per individual insured is $15.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including
   MassMutual.

   The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $22.2 million, $23.2 million and $22.9 million was ceded to
   MassMutual in 2003, 2002 and 2001, respectively. Fees and other income include a $6.8 million, $7.5 million and $8.1 million expense allowance from
   MassMutual in 2003, 2002 and 2001, respectively. In addition, a modified coinsurance adjustment of $24.4 million, $26.8 million and $30.2 million was ceded to MassMutual in 2003, 2002 and 2001, respectively. Policyholders'
   benefits of $41.9 million, $37.4 million and $33.8 million were ceded to
   MassMutual in 2003, 2002 and 2001, respectively.

   The Company also has a stop-loss agreement with MassMutual under which the
   Company cedes claims which, in aggregate, exceed 0.28% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $53.6 million in 2003, $66.0 million in 2002, and $70.0 million in 2001 and it was not exceeded in any of the years.
   Premium income of $1.2 million in 2003, $1.2 million in 2002 and $1.3 million in 2001 was ceded to MassMutual.

   The Company has a coinsurance agreement with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment for future benefits on the ceded policies. Premium income of $33.4 million, $29.7 million and $47.4 million was ceded to MassMutual in 2003, 2002 and 2001, respectively. Fees and other income include a $5.3 million, $7.3 million and a $28.5 million expense allowance from MassMutual in 2003, 2002, and 2001, respectively. In addition, experience refunds of $6.9 million, $2.8 million and $2.5 million were ceded to the Company from MassMutual in 2003, 2002 and 2001, respectively. Policyholders' benefits of $6.6 million, $1.1 million and
   $11.3 million were ceded to MassMutual in 2003, 2002 and 2001, respectively.

   Effective January 1, 2002, the Company entered into an additional coinsurance agreement with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.
   Premium income of $174.7 million and $89.3 million was ceded to MassMutual in 2003 and 2002, respectively. Fees and other income include $89.5 million and $82.8 million of expense allowance from MassMutual in 2003 and 2002, respectively. In addition, an experience refund of $2.5 million was ceded to the Company from MassMutual in 2003. Policyholders' benefits of $6.3 million and $0.2 million were ceded to MassMutual in 2003 and 2002, respectively.

8. REINSURANCE

   The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders' reserves and funds for

                                     FF-18

Notes To Statutory Financial Statements, Continued

   the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

   Premium ceded to unaffiliated insurers was $52.4 million, $52.8 million and
   $48.4 million and reinsurance recoveries were $58.4 million, $44.8 million and $71.6 million for the years ended December 31, 2003, 2002 and 2001, respectively. Amounts recoverable from unaffiliated reinsurers were $14.3 million and $12.1 million at December 31, 2003 and 2002, respectively. At
   December 31, 2003, five unaffiliated reinsurers accounted for 91% of the outstanding reinsurance recoverable.

9. FEDERAL INCOME TAXES

   Federal income taxes are based upon the Company's best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are charged directly to shareholder's equity. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as tax credits, results in effective tax rates which differ from the federal statutory tax rate.

   The components of the net deferred tax asset recognized in the Company's assets, liabilities and shareholder's equity are as follows:

                                                    December 31,
                                                    ------------
                                                    2003    2002
                                                    ----    ----
                                                    (In Millions)
              Total gross deferred tax assets      $124.9  $114.7
              Total gross deferred tax liabilities  (27.3)  (34.0)
                                                   ------  ------
              Net deferred tax asset                 97.6    80.7
              Deferred tax assets non-admitted      (85.2)  (70.6)
                                                   ------  ------
              Net admitted deferred tax asset      $ 12.4  $ 10.1
                                                   ======  ======
              Increase in non-admitted asset       $(14.6) $(19.6)
                                                   ======  ======

   The provision for taxes incurred (benefit received) on earnings are as follows:

                                                      December 31,
                                                      ------------
                                                   2003   2002   2001
                                                   ----   ----   ----
                                                     (In Millions)
         Federal income tax on operations         $37.1  $12.5  $(1.8)
         Federal income tax on net capital losses  (3.5)  (5.8)  (0.8)
                                                  -----  -----  -----
         Federal income taxes incurred            $33.6  $ 6.7  $(2.6)
                                                  =====  =====  =====

                                     FF-19

Notes To Statutory Financial Statements, Continued

   The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                                  December 31,
                                                  ------------
                                                  2003    2002
                                                  ----    ----
                                                  (In Millions)
                Deferred tax assets:
                Policy acquisition costs         $ 64.5  $ 58.2
                Reserve items                      48.4    48.5
                Investment items                    7.3     3.4
                Unrealized investment losses        2.1     1.6
                Non-admitted assets                 2.0     2.1
                Other                               0.6     0.9
                                                 ------  ------
                Total deferred tax assets         124.9   114.7
                Non-admitted deferred tax assets  (85.2)  (70.6)
                                                 ------  ------
                Admitted deferred tax assets       39.7    44.1
                                                 ------  ------

                Deferred tax liabilities:
                Unrealized investment gains        19.6     0.2
                Deferred and uncollected premium    4.4     4.5
                Investment items                    0.6    26.2
                Reserve items                       2.7     3.1
                                                 ------  ------
                Total deferred tax liabilities     27.3    34.0
                                                 ------  ------
                Net admitted deferred tax assets $ 12.4  $ 10.1
                                                 ======  ======

   The change in net deferred income taxes is comprised of the following:

                                                       2003
                                                       ----
                                                   (In Millions)
                Change in deferred tax assets          $10.2
                Change in deferred tax liabilities      (6.7)
                                                       -----
                Increase in deferred tax asset          16.9
                Tax effect of unrealized losses         (7.1)
                                                       -----
                Change in net deferred income tax      $ 9.8
                                                       =====

   The provision for federal income taxes incurred (benefit received) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

                                                2003   2002    2001
                                                ----   ----    ----
                                                   (In Millions)
          Provision computed at statutory rate $34.2  $ (0.6) $(11.6)
          Investment items                      (9.5)   (0.2)    0.3
          Non-admitted assets                    0.1    (2.1)    1.2
          Change in reserve valuation basis        -   (12.2)      -
          Other                                 (1.0)   (0.2)    5.8
                                               -----  ------  ------
          Total                                $23.8  $(15.3) $ (4.3)
                                               =====  ======  ======
          Federal income taxes incurred        $33.6  $  6.7  $ (2.6)
          Change in net deferred income taxes   (9.8)  (22.0)   (1.7)
                                               -----  ------  ------
          Current income tax                   $23.8  $(15.3) $ (4.3)
                                               =====  ======  ======

   During the year ended December 31, 2003, the Company paid federal income taxes in the amount of $51.6 million. During the years ended December 31,
   2002 and 2001, federal income tax refunds were $15.7 million and $12.1 million, respectively. As of December 31, 2003, $17.4 million of federal income taxes paid in 2003 will be available for recovery in the event of future net losses.

                                     FF-20

Notes To Statutory Financial Statements, Continued

   The Company plans to file its 2003 federal income tax return on a consolidated basis with its parent, MassMutual, and certain MassMutual affiliates. MassMutual and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement, which allocates the group's tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

   The United States Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1997 and is currently examining the years 1998 through 2000. Management believes adjustments which may result from such examinations will not materially impact the Company's financial position.

10.SHAREHOLDER'S EQUITY

   The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business. Substantially all of the statutory shareholder's equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. The
   Company is required to obtain prior approval for dividend payments in 2004.

   During 2002, Bay State became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State's outstanding shares of common stock from MassMutual to the Company. This transaction was in the form of a related party capital contribution of $191.5 million. In
   2001, MassMutual contributed paid-in capital of $45.0 million to the Company.

11.BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a. Risks and Uncertainties

   The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2003 and 2002 and for the three years ended December 31, 2003.

b. Guaranty Funds

   The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

c. Litigation

   The Company is involved in litigation arising in and out of the normal course of business which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company's financial position, results of operations, or liquidity.

d. Commitments

   In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2003, the Company had outstanding commitments to purchase privately placed securities, mortgage loans, and partnerships and LLCs, which totaled $17.6 million, $61.9 million, and $23.2 million, respectively.

                                     FF-21

Notes To Statutory Financial Statements, Continued

12.WITHDRAWAL CHARACTERISTICS

a. Annuity Actuarial Reserves and Deposit Fund Liabilities

   The withdrawal characteristics of the Company's annuity actuarial reserves and deposit fund liabilities at December 31, 2003 are illustrated below:

                                                                                   % of
                                                                        Amount     Total
                                                                        ------     -----
                                                                     (In Millions)
Subject to discretionary withdrawal--with market value adjustment      $3,789.0      70%
Subject to discretionary withdrawal--without market value adjustment    1,607.8      30
Not subject to discretionary withdrawal                                     9.2       -
                                                                       --------    -----
Total                                                                  $5,406.0     100%
                                                                       ========    =====

   Of the $3,789.0 million subject to discretionary withdrawal with market value adjustment, $93.0 million is subject to surrender charges of less than
   5%.

b. Separate Accounts

   Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2003, is as follows:

                                                                    Non-Guaranteed
                                                                    --------------
                                                                    (In Millions)
Net premium, considerations or deposits                                $  323.0
                                                                       ========
Reserves:
  For accounts with assets at:
    Fair value                                                         $3,442.8
    Amortized cost                                                            -
                                                                       --------
    Total reserves                                                      3,442.8
    Non-policy liabilities                                                 89.1
                                                                       --------
    Total                                                              $3,531.9
                                                                       ========

By withdrawal characteristics:
  Subject to withdrawal:
    At book value without fair value adjustment and current
     surrender charge of 5% or more                                    $  313.4
    At fair value                                                       3,124.2
    At book value without fair value adjustment and with current
     surrender charge less than 5%                                          5.2
                                                                       --------
    Subtotal                                                            3,442.8
    Not subject to discretionary withdrawal                                   -
    Non-policy liabilities                                                 89.1
                                                                       --------
    Total                                                              $3,531.9
                                                                       ========

                                     FF-22

Notes To Statutory Financial Statements, Continued

13.SUBSIDIARY AND AFFILIATED COMPANIES

   The relationship of the Company, its subsidiary and affiliated companies as of December 31, 2003 is illustrated below. Subsidiaries are wholly-owned, except as noted.

   Subsidiaries of Massachusetts Mutual Life Insurance Company
   CM Assurance Company
   CM Benefit Insurance Company
   C.M. Life Insurance Company
   MassMutual Holding Company
   MassMutual Mortgage Finance, LLC
   MassMutual Owners Association, Inc.
   The MassMutual Trust Company, FSB
   MML Distributors, LLC

       Subsidiaries of C.M. Life Insurance Company
       MML Bay State Life Insurance Company

       Subsidiaries of MassMutual Holding Company
       CM Property Management, Inc.
       HYP Management, Inc.
       MassMutual Assignment Company
       MassMutual Benefits Management, Inc.
       MassMutual Funding, LLC
       MassMutual Holding MSC, Inc.
       MassMutual International, Inc.
       MMHC Investment, Inc.
       MML Investors Services, Inc.
       MML Realty Management Corporation
       Urban Properties, Inc.
       Antares Capital Corporation - 80.0%
       Cornerstone Real Estate Advisers, Inc.
       DLB Acquisition Corporation - 98.2%
       Oppenheimer Acquisition Corporation - 96.3%

   Affiliates of Massachusetts Mutual Life Insurance Company
   MML Series Investment Funds
   MassMutual Institutional Funds

                                     FF-23

PART C

OTHER INFORMATION

Item 27.	Exhibits

Exhibit (a)	i.	Resolution of the Board of Directors of C.M. Life Insurance Company, establishing the Separate Account.[1]

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and C.M. Life Insurance Company.[2]
	ii.	Form of co-underwriting agreement between MML Investors Services, Inc. and C.M. Life Insurance Company.[3]

Exhibit (d)	i.	Form of Survivorship Flexible Premium Adjustable Variable Life Insurance Policy[4]
	ii	Form of Estate Protection Rider[5]
	iii.	Form of Policy Split Option Rider[5]

Exhibit (e)	Form of application for Survivorship Flexible Premium Adjustable Variable Life Insurance Policy.[6]

Exhibit (f)	i.	Copy of the Charter of Incorporation of C.M. Life Insurance Company.[7]
	ii.	By-Laws of C.M. Life Insurance Company.[7]

Exhibit (g)	Form of Reinsurance Contracts.[8]

Exhibit (h)	Form of Participation Agreements
	i.	American Century Variable Portfolios, Inc.[9]
	ii.	American Funds Insurance Series[10]
	iii.	BT Insurance Funds Trust[11]
	iv.	Variable Insurance Products Fund II9
	v.	Goldman Sachs Variable Insurance Trust[2]
	vi.	INVESCO Variable Investment Funds, Inc.[12]
	vii.	Janus Aspen Series[11]
	viii.	Massachusetts Financial Services (MFS)[11]
	ix.	Oppenheimer Variable Account Funds[13]
	x.	Panorama Series Fund, Inc.[13]
	xi.	T. Rowe Price Equity Series, Inc.[2]
	xii.	Franklin Templeton Variable Insurance Products Trust[11]

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered.*

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Independent Auditors’ Consent, Deloitte & Touche LLP.*
	ii.	Powers of Attorney[14]

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum describing C.M. Life issuance, transfer, and redemption procedures for the Policy.[10]

1	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-61679 on Form N-4 filed with the Commission as an exhibit effective May 1, 1998.
2	Incorporated by reference to Initial Registration Statement No. 333-65887, filed with the Commission as an exhibit on October 21, 1998.
3	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 33-91072 filed with the Commission as an exhibit effective May 1, 1996.
4	Incorporated by reference to Initial Registration Statement No. 333-41667 filed with the Commission as an exhibit on December 5, 1997.
5	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-41657, filed with the Commission on Form N-6 as an exhibit on February 24, 2004.
6	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-41667 filed with the Commission as an exhibit on March 19, 1998.
7	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-91072 filed with the Commission as an exhibit effective May 1, 1998.
8	Incorporated by reference to Post-Effective Amendment No 2 to Registration Statement No. 333-50410, filed with the Commission as an exhibit on July 8, 2002.
9	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657, filed with the Commission as an exhibit on May 27, 1998.
10	Incorporated by reference to Pre-Effective amendment No 1 to Registration Statement No. 333-101495, filed with the Commission as an exhibit on March 27, 2003.
11	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991, filed with the Commission as an exhibit on September 20, 1999.
12	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991, filed with the Commission as an exhibit on April 26, 2000.
13	Incorporated by reference to Initial Registration Statement No. 333-22557, filed with the Commission as an exhibit on February 28, 1997.
14	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-49457, filed with the Commission as an exhibit on February 24, 2004.

* Filed herewith.

Item 28.	Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Name, Position, Business Address                                Principal Occupation(s) During Past Five Years
--------------------------------                                ----------------------------------------------

Lawrence V. Burkett, Jr., Director and General                  C.M. Life Insurance Company
  Counsel                                                         General Counsel (since 2003)
1295 State Street                                                 Director (since 1996)
Springfield, MA 01111                                             President and Chief Executive Officer (1996-2000)
                                                                Massachusetts Mutual Life Insurance Company
                                                                  Executive Vice President and General Counsel
                                                                  (since 1993)

Howard Gunton, Director, Executive Vice President               C.M. Life Insurance Company
  and Chief Financial Officer                                     Director, Executive Vice President and
1295 State Street                                                 Chief Financial Officer (since 2002)
Springfield, MA 01111                                           Massachusetts Mutual Life Insurance Company
                                                                  Executive Vice President & CFO (since 2001) Senior Vice
                                                                  President & CFO (1999-2001)

Isadore Jermyn, Director and Senior Vice President              C.M. Life Insurance Company
  and Actuary                                                     Director (since 1998); Senior Vice President and
1295 State Street                                                 Actuary (since 1996)
Springfield, MA 01111                                           Massachusetts Mutual Life Insurance Company
                                                                  Senior Vice President and Actuary
                                                                  (since 1999 and 1995-1998)
                                                                  Senior Vice President and Chief Actuary (1998-1999)

Efrem Marder, Director                                          C.M. Life Insurance Company
1295 State Street                                                 Director (since 1999)
Springfield, MA 01111                                           David L. Babson and Co. Inc.
                                                                  Executive Director (since 2000)
                                                                Massachusetts Mutual Life Insurance Company
                                                                  Executive Director (1998-2000)

Robert J. O'Connell, Director, Chairman, President              C.M. Life Insurance Company
  and Chief Executive Officer                                     Director (since 1999)
1295 State Street                                                 Chairman, President and Chief Executive Officer
Springfield, MA 01111                                             (since 2000)
                                                                Massachusetts Mutual Life Insurance Company
                                                                  Chairman (since 2000), President and Chief
                                                                  Executive Officer (since 1999)

PRINCIPAL OFFICERS (other than those who are also Directors):

Name, Position, Business Address                                Principal Occupation(s) During Past Five Years
--------------------------------                                ----------------------------------------------

James E. Miller,  Executive Vice President                      C.M. Life Insurance Company
1295 State Street                                                 Director (1998-1999)
Springfield, MA 01111                                             Executive Vice President--Life Operations
                                                                  (since 1999)
                                                                  Senior Vice President--Life Operations (1998-1999)
                                                                  Executive Vice President--Life Operations
                                                                  (since 1999)
                                                                  Senior Vice President--Life Operations (1998-1999)
                                                                Massachusetts Mutual Life Insurance Company
                                                                  Executive Vice President (since 1997 and 1987-1996)

Stuart H. Reese,  Executive Vice President--Investments         C.M. Life Insurance Company
1295 State Street                                                 Executive Vice President--Investments (since 1999)
Springfield, MA 01111                                             Director and Senior Vice President--Investments
                                                                  (1996-1999)
                                                                David L. Babson and Co. Inc.
                                                                  President and Chief Executive Officer (since 1999)
                                                                Massachusetts Mutual Life Insurance Company
                                                                  Executive Vice President and Chief Investment
                                                                  Officer (since 1999)
                                                                  Chief Executive Director--Investment Management
                                                                  (1997-1999)

Matthew Winter, Executive Vice President                        C.M. Life Insurance Company
1295 State Street                                                 Executive Vice President (since 2001)
Springfield, MA 01111                                           Massachusetts Mutual Life Insurance Company
                                                                  Executive Vice President (since 2001)
                                                                  Senior Vice President (1998-2001)

Edward M. Kline, Vice President and Treasurer                   C.M. Life Insurance Company
1295 State Street                                                 Vice President (since 1999) and Treasurer (since 1997)
Springfield, MA 01111                                           Massachusetts Mutual Life Insurance Company
                                                                  Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary              C.M. Life Insurance Company
1295 State Street                                                 Senior Vice President (since 1999) and Secretary
Springfield, MA 01111                                             (since 1988)
                                                                Massachusetts Mutual Life Insurance Company
                                                                  Senior Vice President, Secretary and Deputy General
                                                                  Counsel (since 1999)
                                                                  Vice President, Secretary and Deputy General
                                                                  Counsel (1999)
                                                                  Vice President, Secretary and Associate General
                                                                  Counsel (1998-1999)

A. Item 29.	Persons Controlled by or Under Common Control with the Depositor or the Registrant.

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                            ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL--MassMutual is the sole owner of each subsidiary unless otherwise indicated.

   A. CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

   B. CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

   C. C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

    1. MML Bay State Life Insurance Company (April 1, 1935), a Connecticut
       corporation which operates as a life and health insurance company.

   D. MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding
Company--1%.)

   E. MassMutual Holding Company (Nov. 30, 1984), a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual
Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

    1. MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts
       corporation which operates as a securities broker-dealer.

       a. MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts
          corporation which operates as an insurance broker.

          1.) DISA Insurance Services of America (Dec. 22, 1981), Inc., an
       Alabama corporation which operates as an insurance broker.

          2.) MML Insurance Agency of Mississippi, P.C. (May 2, 1996), a
       Mississippi corporation which operates as an insurance broker.
    2. MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts
       corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a "Massachusetts Security Corporation" under
       Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC,
       Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

       a. MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands
          corporation which holds a 90% ownership interest in MassMutual
          Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC,
          Inc.--46%)

          1.) MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned
       88.4% by MassMutual Corporate Value Limited.

       b. 9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

       c. 1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario,
          Canada.

                                      1

    3. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Company--99%)

    4. Cornerstone Real Estate Advisers, Inc. (Jan. 20, 1994), a Massachusetts
       corporation which operates as an investment adviser.

       a. Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone
          Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.--50%;
          MML Realty Management Corporation--50%).

    5. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding
       Company--99%).

       a. David L. Babson & Company Inc. (July 5, 1940), a Massachusetts
          corporation which operates as an investment adviser.

          1.) Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware
       corporation which formerly operated as a manager of institutional investment portfolios. (David L. Babson & Company Inc.--100%)

          2.) Babson Securities Corporation (July 1, 1994), a Massachusetts
       corporation which operates as a securities broker-dealer.

          3.) S. I. International (Feb. 19, 1987), a Massachusetts general partnership which operates as an investment adviser. (David L. Babson &
       Company Inc. is one of the general partners--50%).

          4.) FITech Asset Management, L.P. ("AM") (June 9, 1999) is a Delaware
       Limited Partnership, formed to manage FITech Domestic Value, L.P. ("the
       Fund"), a "fund-of-funds" that invests in hedge funds. (David L. Babson
       & Company Inc. is a limited partner in AM with a controlling interest--58%).

          5.) FITech Domestic Partners, LLC ("DP") (January 26, 2000) is a
       Delaware LLC that is the general partner of AM. (David L. Babson &
       Company Inc. owns a controlling interest -58%--of DP.)

          6.) Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

    6. Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies
       (MassMutual Holding Company--96.2%).

       a. OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

          1.) Centennial Asset Management Corporation (May 8, 1987), a Delaware
       corporation which operates as investment adviser and general distributor of the Centennial Funds.

          2.) OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York
       corporation which operates as a securities broker-dealer.

          3.) Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a
       Delaware corporation which operates as a holding company.

          3.) Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a
       Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

          5.) Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado
       corporation which operates as a transfer agent for mutual funds.

          6.) Shareholder Services, Inc. (Sept. 16, 1987), a Colorado
       corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

                                      2

          7.) OFI Private Investments, Inc. (March 20, 2000) is a New York
       based registeredinvestment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

          8.) OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New
       York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

             a.) Trinity Investment Management Corporation (Nov. 1, 1974), a
          Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

             b.) OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

             c.) HarbourView Asset Management Corporation (April 17, 1986), a
          New York corporation which operates as an investment adviser.

          9.) OppenheimerFunds International, Ltd. (July 9, 1997) is a Dublin
       based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc.

          10.) Tremont Capital Management, Inc. (June 28, 2001), a New
       York-based investment services provider which specializes in hedge funds.

             a.) Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

              i.)Tremont Life Holdings Limited (Dec. 12, 2001), a corporation organized under the laws of Bermuda. (less than 10% is owned by Tremont (Bermuda), Ltd.)

             aa.)Tremont International Insurance Limited (July 3, 1996), an
                 exempt Cayman Islands life insurance company authorized to do business in the Cayman Islands and in Bermuda.

             bb.)Tremont Services Ltd. (July 2, 1997), a Bermuda company doing business as an insurance manager.

    7. CM Property Management, Inc. (Dec. 23, 1976), a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited
       Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

    8. HYP Management, Inc. (July 24, 1996), a Delaware corporation which operates as the "LLC Manager" of MassMutual High Yield Partners II LLC,
       a high yield bond fund.

    9. MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware
       corporation which supports MassMutual with benefit plan administration and planning services.

   10. MMHC Investment, Inc. (July 24, 1996), a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO
       LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

       a. MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the "LLC Manager" of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.--50%)

                                      3

   11. MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts
       corporation which formerly operated as a manager of properties owned by
       MassMutual.

       a. Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone
          Suburban Office, L.P. (MML Realty Management Corporation--50%;
          Cornerstone Real Estate Advisers, Inc.--50%).

   12. Urban Properties, Inc. (March 25, 1970), a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

   13. MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting
       MassMutual's international insurance operations. MassMutual
       International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

       a. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

          1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

          2.) MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds.
       (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited
       (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in
       trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual
       Asia Ltd.)).

          3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

          4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd.--50%, Elroy Chan--50% (in trust for MassMutual Asia Ltd.))

          5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd.--50%, Elroy Chan--50% (in trust for MassMutual Asia Ltd.))

       b. MassMutual Internacional (Chile) S.A., a corporation organized in the
          Republic of Chile which operates as a holding company. (MassMutual
          International, Inc. - 92.4%; MassMutual Holding Company--.01%; Darby
          Chile Holding II, LLC--7.5%)

          1.) Compania de Seguros Vida Corp S.A., corporation organized in the
       Republic of Chile which operates as an insurance company. (MassMutual
       Internacional (Chile) S.A.--33.4%)

          2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional
       (Chile) S.A.--33.5%)

       c. MassMutual International (Bermuda) Ltd., a corporation organized in
          Bermuda which operates as a life insurance company.

       d. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

       e. MassMutual Europe S.A., a corporation organized in the Grand Duchy of
          Luxembourg which operates as a life insurance company. (MassMutual
          International, Inc.--99.9%; MassMutual Holding Company--.01%)

                                      4

       f. MassMutual International Holding MSC, Inc., a Massachusetts
          corporation which currently acts as a holding company for MMI's interest in Taiwan.

          1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International
       Holding MSC, Inc.--38%)

             a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan
          (MM Mercuries Life Insurance Company--31%; MassMutual International
          Holding MSC, Inc.--18.4%)

       g. MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International,
          Inc.--86.1%; MassMutual Shuno Co.--1.7%; Protective capital
          (International) Ltd.--12.2%)

          1.) MassMutual Shuno Company, a Japanese premium collection service provider. (MassMutual Life Insurance Company--4.8%; MassMutual
       International, Inc.--95.2%)

          2.) MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno
       Company--90%; MassMutual Life Insurance Company--10%.)

   14. MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

   15. MassMutual Assignment Company (Oct. 4, 2000), a North Carolina
       corporation which operates a structured settlement business.

   F. MassMutual Mortgage Finance, LLC (May 11, 1998), a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

   G. The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

   H. MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts
company which is authorized to conduct sales and marketing operations.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

   Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

   A. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc.
MassMutual owns at least 25% of each series of shares issued by the fund.

   B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by
MassMutual and certain of its affiliates.

   C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust. Registered to do business in Alabama and Colorado.

   D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

   E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

   F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by
MassMutual and certain affiliates.

                                      5

Item 30.	Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the
Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 193, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

           OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name                      Officer                    Business Address
----                      -------                    ----------------
Thomas A. Monti           President                  One Monarch Place
                          CEO                        1414 Main Street
                                                     Springfield, MA 01144-1013

Margaret Sperry           Member Representative      1295 State Street
                          Massachusetts Mutual       Springfield, MA 01111
                          Life Insurance Co.
                          MassMutual Holding Co.

Ronald E. Thomson         Vice President             One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Michael L. Kerley         Vice President,            1295 State Street
                          Assistant Secretary        Springfield, MA 01111
                          Chief Legal Officer

Matthew E. Winter         Executive Vice President   1295 State Street
                                                     Springfield, MA 01111

William F. Monroe, Jr.    Vice President             One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Jeffrey Losito            Second Vice President      5281 Caminito Exquisito
                                                     San Diego, CA 92130

Michele G. Lattanzio      Treasurer                  One Monarch Place
                          Chief Financial Officer    1414 Main Street
                                                     Springfield, MA 01144-1013

Frank A. Stellato         Assistant Treasurer        One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Ann F. Lomeli             Secretary                  1295 State Street
                                                     Springfield, MA 01111-0001

(c) Name of Principal Underwriter	Net Underwriting Commissions	Other Compensation
MML Distributors, LLC	$528,330[1]	$10,000.00[2]

[1]	Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. During January 1, 2003 through December 31, 2003, commissions paid were $528,330.
[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2003 was $10,000.

Item 32.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 33.	Management Services

Not Applicable

Item 34	Fee Representation

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

C.M. Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Registrant, C.M. Life Variable Life Separate Account I, certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 12 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 12 of Registration Statement No. 333-41667 to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Hartford and the State of Connecticut on the 26th day of April, 2004.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

C.M. LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Robert J. O’Connell*
Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer C.M. Life Insurance Company

/s/ James M. Rodolakis *James M. Rodolakis	*On April 26, 2004, as Attorney-in-Fact pursuant to power of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 12 to Registration Statement No. 333-41667 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O’Connell* Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 26, 2004

/s/ Howard Gunton* Howard Gunton	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April 26, 2004

/s/ Lawrence V. Burkett, Jr.* Lawrence V. Burkett, Jr.	Director	April 26, 2004

/s/ Isadore Jermyn* Isadore Jermyn	Director	April 26, 2004

/s/ Efrem Marder* Efrem Marder	Director	April 26, 2004

/s/ James M. Rodolakis *James M. Rodolakis	* on April 26, 2004, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

INDEX TO EXHIBITS

Exhibit k	Opinion and Consent of Counsel as to the legality of the securities being registered
Exhibit n	i. Consent of Independent Auditors’